UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08621

Name of Fund: BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings New Jersey

              Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2013

Date of reporting period: 07/31/2013

Item 1 – Report to Stockholders

JULY 31, 2013

ANNUAL REPORT

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

BlackRock MuniYield Investment Quality Fund (MFT)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JULY 31, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This much-anticipated monetary policy easing ultimately came in September when the European Central Bank (“ECB”) and the US Federal Reserve announced their plans for increasing global liquidity. Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies helped propel the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move in the opposite direction of yields.)

However, February brought a slowdown in global economic momentum and the pace of the rally moderated. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility as political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks, while a poor outlook for European economies also dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

After peaking in late May, financial markets broadly sold off due to concerns about the US Federal Reserve reducing monetary stimulus. Volatility picked up considerably as investors abruptly retreated from risk assets and a sharp and dramatic rise in US Treasury yields resulted in tumbling prices for higher-quality fixed income investments. The downswing bottomed out in late June as a more dovish tone from the US central bank served to quell the volatility in interest rates, while improving economic data and a positive outlook for corporate earnings helped the markets regain strength in July, with major US equity indices regularly hitting new record highs.

Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013. US equities were particularly strong. International equities also performed well, although political and economic uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets suffered the impact of slowing growth and concerns about a shrinking global money supply. Extreme levels of interest rate volatility in the final months of the period resulted in poor performance for fixed income markets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. The high yield sector performed relatively better as demand continued to be supported by investors’ ongoing search for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.73%	25.00%
US small cap equities (Russell 2000® Index)	16.66	34.76
International equities (MSCI Europe, Australasia, Far East Index)	4.11	23.48
Emerging market equities (MSCI Emerging Markets Index)	(9.87)	1.95
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.71)	(6.50)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.62)	(1.91)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(4.11)	(1.99)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.97	9.49
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended July 31, 2013

Municipal Market Conditions

During the majority of the period, municipal bond supply was met with strong demand as investors were starved for yield in the low-rate, low-return environment. Investors poured into municipal bond mutual funds, favoring long-duration and high-yield funds as they tend to provide higher levels of income.

However, municipal bond funds saw robust outflows in the last three months of the period, leaving net flows essentially flat for the 12-month period as a whole (based on data from the Investment Company Institute). Market conditions turned less favorable in May when signals from the US Federal Reserve suggesting a retrenchment of its bond-buying stimulus program led to rising interest rates and waning demand. (Bond prices fall as rates rise.) High levels of interest rate volatility resulted in a sharp curtailment of tax-exempt issuance in May, June and July. However, from a historical perspective, total new issuance for the 12 months ended July 31, 2013 remained relatively strong at $358 billion (down modestly from the $369 billion issued in the prior 12-month period). A significant portion of new supply during this period (roughly 60%) was attributable to refinancing activity as issuers took advantage of lower interest rates to reduce their borrowing costs. Total new supply was also supported by recent activity in the taxable market, where taxable-municipal issuance was up 58% year-over-year.

S&P Municipal Bond Index
Total Returns as of July 31, 2013
6 months: (4.11)%
12 months: (1.99)%

A Closer Look at Yields

From July 31, 2012 to July 31, 2013, municipal yields increased by 136 basis points (“bps”) from 2.84% to 4.20% on AAA-rated 30-year municipal bonds, while increasing 101 bps from 1.66% to 2.67% on 10-year bonds and rising another 62 bps from 0.65% to 1.27% on 5-year issues (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period as the spread between 2- and 30-year maturities widened by 122 bps and the spread between 2- and 10-year maturities widened by 87 bps.

During the same time period, US Treasury rates rose by 109 bps on 30-year and 111 bps on 10-year bonds, while moving up 80 bps in 5-years. Accordingly, tax-exempt municipal bonds moderately outperformed Treasuries in the short and intermediate portion of the yield curve. This outperformance was driven largely by a supply/demand imbalance within the municipal market while evidence of a recovering domestic economy coupled with the removal of certain political and tax policy uncertainties pushed interest rates higher. Additionally, as higher US tax rates began to appear imminent late in 2012, municipal bonds benefited from the increased appeal of tax-exempt investing. The municipal market continues to be an attractive avenue for investors seeking yield in today’s environment of low absolute rates as the asset class is known for its lower volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 13 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in this fragile economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2013

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Funds issue Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (VRDP Shares and VMTP Shares are collectively referred to as “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Funds invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Fund’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 3 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Fund’s total assets less the sum of its accrued liabilities). In addition, each Fund with VRDP or VMTP Shares limits its economic leverage to 45% of its total managed assets. As of July 31, 2013, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
MUC	42%
MUJ	41%
MFT	42%
MIY	41%
MJI	40%
MPA	42%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	5

Fund Summary as of July 31, 2013	BlackRock MuniHoldings California Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal and California income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2013, the Fund returned (13.71)% based on market price and (6.16)% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of (12.17)% based on market price and (4.63)% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund posted a negative return as bond prices broadly declined in the rising interest rate environment. The Fund’s exposure to bonds with longer maturities, which tend to have higher durations (greater sensitivity to interest rate movements), particularly hurt performance during the period. Additionally, leverage on the Fund’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Fund’s holdings. As rates rose rather significantly in the latter part of the period, pushing bond prices down indiscriminately, California school districts and the utilities sector were especially exposed to price depreciation. To a degree, this represented an unwinding of the positive performance in these segments when rates fell in prior periods.

•

While the Fund’s cash reserves were generally maintained at a minimal level, to the extent reserves were held, these holdings were low-yielding products that provided liquidity to the Fund although they offered no return potential. The Fund’s use of derivatives to hedge against interest rate risk helped performance. Specifically, short positions in US Treasury financial futures enhanced results as rates increased during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of July 31, 2013 ($13.31)[1]	6.45%
Tax Equivalent Yield[2]	13.14%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of July 31, 2013[4]	42%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

6	ANNUAL REPORT	JULY 31, 2013

BlackRock MuniHoldings California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/13	7/31/12	Change	High	Low
Market Price	$13.31	$16.36	(18.64)%	$18.35	$13.10
Net Asset Value	$14.52	$16.41	(11.52)%	$16.97	$14.34

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/13	7/31/12
County/City/Special District/School District	36%	34%
Utilities	24	26
Education	13	13
Transportation	11	11
Health	10	9
State	6	7

Credit Quality Allocation[1]	7/31/13	7/31/12
AAA/Aaa	12%	8%
AA/Aa	75	75
A	13	16
Not Rated	—	1	[2]

[1]	Using the higher of Standard & Poor’s (‘‘S&P’s”) or Moody’s Investors Service (‘‘Moody’s”) ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2012, the market value of these securities was $14,904,825, representing 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	1%
2014	2
2015	9
2016	12
2017	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2013	7

Fund Summary as of July 31, 2013	BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2013, the Fund returned (12.33)% based on market price and (7.19)% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of (16.01)% based on market price and (5.78)% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund’s duration exposure (sensitivity to interest rate movements) detracted from performance as tax-exempt municipal rates increased significantly during the period. (Bond prices fall when yields rise.) Exposure to the long end of the yield curve hurt returns as rates increased more in the long end than in the short end of the curve. The Fund’s credit exposure had a net negative impact on results as spreads generally widened during the period. Specifically, spreads widened on the Fund’s holdings of Puerto Rico Sales Tax Revenue Bonds. (Interest rates on lower quality bonds increased more than on higher quality municipal bonds.) Leverage on the Fund’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Fund’s holdings.

•

Contributing positively to performance was the Fund’s income generated from coupon payments on its fully invested portfolio of tax-exempt municipal bonds. The Fund’s short position in US Treasury futures as a strategy for hedging interest rate risk enhanced results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of July 31, 2013 ($13.30)[1]	6.68%
Tax Equivalent Yield[2]	12.97%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of July 31, 2013[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

8	ANNUAL REPORT	JULY 31, 2013

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/13	7/31/12	Change	High	Low
Market Price	$13.30	$16.05	(17.13)%	$17.35	$13.20
Net Asset Value	$14.51	$16.54	(12.27)%	$17.08	$14.37

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/13	7/31/12
State	27%	28%
Transportation	21	21
Education	15	15
County/City/Special District/School District	13	11
Health	11	10
Housing	7	5
Utilities	5	7
Corporate	1	2
Tobacco	—	1

Credit Quality Allocation[1]	7/31/13	7/31/12
AAA/Aaa	9%	10%
AA/Aa	46	49
A	38	29
BBB/Baa	7	11
Not Rated	—	1	[2]

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2012, the market value of these securities was $4,204,720, representing 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	2%
2014	5
2015	9
2016	4
2017	8

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2013	9

Fund Summary as of July 31, 2013	BlackRock MuniYield Investment Quality Fund

Fund Overview

BlackRock MuniYield Investment Quality Fund’s (MFT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2013, the Fund returned (16.52)% based on market price and (8.41)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (14.54)% based on market price and (5.78)% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund’s longer duration holdings (those with greater sensitivity to interest rate movements) hindered results as the yield curve began to steepen in 2013 (rates on longer-dated bonds rose more than rates on shorter-dated securities). This especially impacted the Fund’s holdings in the water and sewer, utilities, transportation and education sectors. Leverage on the Fund’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Fund’s holdings. The Fund’s holdings of Puerto Rico Sales Tax Revenue Bonds had a negative impact on performance as the continued decline of Puerto Rico’s economy and concerns about credit rating agency downgrades resulted in falling prices across Puerto Rico securities.

•

Contributing positively to the Fund’s performance was its use of derivatives to hedge against interest rate risk. Specifically, short positions in US Treasury financial futures enhanced results as interest rates increased during the period. Additionally, the Fund’s holdings in pre-refunded bonds with terms of up to five years added to returns as investors seeking protection amid interest rate volatility moved down the yield curve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MFT
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2013 ($12.20)[1]	6.98%
Tax Equivalent Yield[2]	12.33%
Current Monthly Distribution per Common Share[3]	$0.071
Current Annualized Distribution per Common Share[3]	$0.852
Economic Leverage as of July 31, 2013[4]	42%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

10	ANNUAL REPORT	JULY 31, 2013

BlackRock MuniYield Investment Quality Fund

Market Price and Net Asset Value Per Share Summary

	7/31/13	7/31/12	Change	High	Low
Market Price	$12.20	$15.47	(21.14)%	$16.89	$12.03
Net Asset Value	$13.61	$15.73	(13.48)%	$16.59	$13.44

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/13	7/31/12
Transportation	27%	18%
Utilities	23	24
County/City/Special District/School District	20	21
Health	11	12
State	10	15
Education	6	8
Tobacco	2	1
Housing	1	1

Credit Quality Allocation[1]	7/31/13		7/31/12
AAA/Aaa	9%		15%
AA/Aa	64		66
A	27		17
BBB/Baa	—	[2]	1
Not Rated	—	[2]	1	[3]

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]	Representing less than 1% of the Fund’s long-term investments.

[3]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2012, the market value of these securities was $2,511,082, representing 1% of the Fund’s long-term investments.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2013	—
2014	1%
2015	1
2016	2
2017	2

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2013	11

Fund Summary as of July 31, 2013	BlackRock MuniYield Michigan Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2013, the Fund returned (16.86)% based on market price and (7.09)% based on NAV. For the same period, the closed-end Lipper Michigan Municipal Debt Funds category posted an average return of (15.45)% based on market price and (7.40)% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund’s duration exposure (sensitivity to interest rate movements) detracted from performance as tax-exempt municipal rates increased significantly during the period. (Bond prices fall when yields rise.) Exposure to the long end of the yield curve hurt returns as rates increased more in the long end than in the short end of the curve. The Fund’s credit exposure had a net negative impact on results as spreads generally widened during the period. Specifically, spreads widened on the Fund’s holdings of Puerto Rico Sales Tax Revenue Bonds. (Interest rates on lower quality bonds increased more than on higher quality municipal bonds.) Additionally, the Fund’s fundamental exposure to Michigan-based municipal issuers detracted from performance as the city of Detroit’s bankruptcy filing toward the end of the reporting period led to a widening of credit spreads on most Michigan municipal bonds. Leverage on the Fund’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Fund’s holdings.

•

Contributing positively to performance was the Fund’s income generated from coupon payments on its fully invested portfolio of tax-exempt municipal bonds. The Fund’s short position in US Treasury futures as a strategy for hedging interest rate risk enhanced results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2013 ($12.57)[1]	7.30%
Tax Equivalent Yield[2]	13.47%
Current Monthly Distribution per Common Share[3]	$0.0765
Current Annualized Distribution per Common Share[3]	$0.9180
Economic Leverage as of July 31, 2013[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.81%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

12	ANNUAL REPORT	JULY 31, 2013

BlackRock MuniYield Michigan Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/13	7/31/12	Change	High	Low
Market Price	$12.57	$16.05	(21.68)%	$17.02	$12.32
Net Asset Value	$14.16	$16.18	(12.48)%	$16.69	$14.02

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/13	7/31/12
County/City/Special District/School District	25%	26%
Education	17	11
Health	14	17
State	13	15
Utilities	12	14
Transportation	10	8
Housing	6	5
Corporate	3	4

Credit Quality Allocation[1]	7/31/13	7/31/12
AAA/Aaa	1%	2%
AA/Aa	70	69
A	29	25
BBB/Baa	—	3
Not Rated	—	1	[2]

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2012, the market value of these securities was $1,117,114, representing 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	3%
2014	9
2015	7
2016	6
2017	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2013	13

Fund Summary as of July 31, 2013	BlackRock MuniYield New Jersey Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New Jersey Quality Fund, Inc.’s (MJI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2013, the Fund returned (13.81)% based on market price and (7.41)% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of (16.01)% based on market price and (5.78)% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund’s duration exposure (sensitivity to interest rate movements) detracted from performance as tax-exempt municipal rates increased significantly during the period. (Bond prices fall when yields rise.) Exposure to the long end of the yield curve hurt returns as rates increased more in the long end than in the short end of the curve. The Fund’s credit exposure had a net negative impact on results as spreads generally widened during the period. Specifically, spreads widened on the Fund’s holdings of Puerto Rico Sales Tax Revenue Bonds. (Interest rates on lower quality bonds increased more than on higher quality municipal bonds.) Leverage on the Fund’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Fund’s holdings.

•

Contributing positively to performance was the Fund’s income generated from coupon payments on its fully invested portfolio of tax-exempt municipal bonds. The Fund’s short position in US Treasury futures as a strategy for hedging interest rate risk enhanced results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MJI
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2013 ($13.27)[1]	6.69%
Tax Equivalent Yield[2]	12.99%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of July 31, 2013[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

14	ANNUAL REPORT	JULY 31, 2013

BlackRock MuniYield New Jersey Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary
	7/31/13	7/31/12	Change	High	Low
Market Price	$13.27	$16.31	(18.64)%	$17.40	$13.14
Net Asset Value	$14.29	$16.35	(12.60)%	$16.92	$14.13

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/13	7/31/12
State	24%	24%
Transportation	20	20
Education	17	19
County/City/Special District/School District	11	9
Health	10	9
Utilities	8	9
Housing	7	6
Corporate	3	3
Tobacco	—	1

Credit Quality Allocation[1]	7/31/13	7/31/12
AAA/Aaa	6%	6%
AA/Aa	45	47
A	42	33
BBB/Baa	7	13
Not Rated	—	1	[2]

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2012, the market value of these securities was $577,452, representing less than 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	2%
2014	8
2015	4
2016	3
2017	11

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2013	15

Fund Summary as of July 31, 2013	BlackRock MuniYield Pennsylvania Quality Fund

Fund Overview

BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2013, the Fund returned (13.42)% based on market price and (6.78)% based on NAV. For the same period, the closed-end Lipper Pennsylvania Municipal Debt Funds category posted an average return of (15.11)% based on market price and (6.34)% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund’s duration exposure (sensitivity to interest rate movements) detracted from performance as tax-exempt municipal rates increased significantly during the period. (Bond prices fall when yields rise.) Exposure to the long end of the yield curve hurt returns as rates increased more in the long end than in the short end of the curve. The Fund’s credit exposure had a negative impact on results as spreads widened during the period, especially in Puerto Rico sales tax bonds (interest rates on lower quality bonds increased more than on higher quality municipal bonds). Leverage on the Fund’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Fund’s holdings.

•

Contributing positively to performance was the Fund’s income generated from coupon payments on its fully invested portfolio of tax-exempt municipal bonds. Exposure to pre-refunded bonds with terms of less than five years also helped returns as investors fled longer-term investments in favor of shorter-duration instruments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2013 ($13.07)[1]	6.79%
Tax Equivalent Yield[2]	12.38%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of July 31, 2013[4]	42%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.14%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

16	ANNUAL REPORT	JULY 31, 2013

BlackRock MuniYield Pennsylvania Quality Fund

Market Price and Net Asset Value Per Share Summary

	7/31/13	7/31/12	Change	High	Low
Market Price	$13.07	$15.98	(18.21)%	$17.09	$12.92
Net Asset Value	$14.59	$16.57	(11.95)%	$17.16	$14.43

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/13	7/31/12
County/City/Special District/School District	22%	21%
State	17	20
Health	16	15
Transportation	13	13
Education	11	12
Corporate	7	5
Housing	7	5
Utilities	7	9

Credit Quality Allocation[1]	7/31/13	7/31/12
AAA/Aaa	1%	1%
AA/Aa	73	77
A	22	15
BBB/Baa	4	4
Not Rated[2]	—	3

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2013 and July 31, 2012, the market value of these securities was $525,235 and $544,175, each representing less than 1%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	5%
2014	5
2015	10
2016	10
2017	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2013	17

Schedule of Investments July 31, 2013	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 111.0%
Corporate — 0.5%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	$2,435	$2,703,191
County/City/Special District/School District — 33.7%
Centinela Valley Union High School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	9,000	9,519,570
Chabot-Las Positas Community College District, GO, CAB, Series C (AMBAC) (a):
5.97%, 8/01/36	14,700	3,799,362
5.99%, 8/01/37	11,980	2,905,869
Chaffey Joint Union High School District, GO, Election of 2012, Series A, 5.00%, 8/01/37	6,420	6,697,216
City of Garden Grove California, COP, Series A, Financing Project (AMBAC), 5.50%, 3/01/26	4,040	4,074,784
Coast Community College District, GO, Refunding, Election of 2012, Series A, 5.00%, 8/01/38	9,545	9,949,326
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	3,500	3,939,285
Culver City Redevelopment Finance Authority California, Tax Allocation Bonds, Refunding, Series A (AGM), 5.60%, 11/01/25	3,750	3,760,012
El Camino Community College District, GO, Election of 2002, Series C, 5.00%, 8/01/37	5,375	5,604,405
Foothill-De Anza Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/40	27,840	28,596,970
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	2,000	2,249,780
Los Angeles Community College District California, GO, Election of 2003, Series F-1, 5.00%, 8/01/33	2,500	2,593,250
Los Angeles Community Redevelopment Agency California, RB, Bunker Hill Project, Series A (AGM), 5.00%, 12/01/27	7,000	7,266,770
Mount Diablo Unified School District, GO, Refunding, Election of 2002, Series C, 5.00%, 8/01/29	5,000	5,253,000
Orange County Sanitation District, COP, Series A, 5.00%, 2/01/35	2,500	2,632,100
Oxnard Union High School District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 8/01/35	10,000	10,219,100
Pajaro Valley Unified School District, GO, Refunding, Election of 2012, Series A, 5.00%, 8/01/38	5,740	5,857,785
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 7/01/33	5,000	5,306,150
Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
Saddleback Valley Unified School District, GO, Refunding, 5.00%, 8/01/29	$3,000	$3,151,800
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.50%, 2/01/29	900	989,073
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A, 5.00%, 7/01/36	1,200	1,259,808
San Jose Financing Authority, LRB Series A:
Convention Center Expansion and Renovation Project, 5.75%, 5/01/36	2,560	2,749,517
Convention Center Expansion and Renovation Project, 5.75%, 5/01/42	4,500	4,773,600
Refunding Civic Center Project, 5.00%, 6/01/39	20,990	21,037,018
Santa Maria Joint Union High School District, GO, Election of 2004, 5.00%, 8/01/33	3,710	3,867,156
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	5,635	6,243,693
South Bay Union School District, GO, Refunding, Election of 2012, Series A, 5.00%, 8/01/37	1,000	1,007,050
Southwestern Community College District, GO, Election of 2008, Series C, 5.25%, 8/01/36	2,590	2,713,983
Ventura County Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	5,000	5,547,200
Ventura County Public Financing Authority, Refunding LRB, Series A, 5.00%, 11/01/43	6,785	6,763,491
West Contra Costa Unified School District California, GO, Series A (AGM):
Election of 2005, 5.00%, 8/01/35	10,000	10,215,100
Election of 2010, 5.25%, 8/01/41	5,390	5,520,761
Westminster Redevelopment Agency California, Tax Allocation Bonds, Subordinate, Commercial Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	4,300	4,716,670

		200,780,654
Education — 9.6%
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,500	2,725,475
Gavilan Joint Community College District, GO, Election of 2004, Series D:
5.50%, 8/01/31	2,170	2,381,640
5.75%, 8/01/35	8,400	9,343,236
Riverside Community College District, GO, Election of 2004, Series C (AGM), 5.00%, 8/01/32	8,750	9,133,600
San Diego Community College District, GO, Election of 2006 (AGM), 5.00%, 8/01/30	8,000	8,643,840

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ACA	American Capital Access Holding Ltd.	GO	General Obligation Bonds
	AGC	Assured Guarantee Corp.	HDA	Housing Development Authority
	AGM	Assured Guaranty Municipal Corp.	HRB	Housing Revenue Bonds
	AMBAC	American Municipal Bond Assurance Corp.	IDA	Industrial Development Authority
	AMT	Alternative Minimum Tax (subject to)	IDB	Industrial Development Board
	ARB	Airport Revenue Bonds	ISD	Independent School District
	BARB	Building Aid Revenue Bonds	LRB	Lease Revenue Bonds
	BHAC	Berkshire Hathaway Assurance Corp.	M/F	Multi-Family
	CAB	Capital Appreciation Bonds	NPFGC	National Public Finance Guarantee Corp.
	COP	Certificates of Participation	Q-SBLF	Qualified School Bond Loan Fund
	EDA	Economic Development Authority	Radian	Radian Financial Guaranty
	EDC	Economic Development Corp.	RB	Revenue Bonds
	ERB	Education Revenue Bonds	S/F	Single-Family
	GAB	Grant Anticipation Bonds	Syncora	Syncora Guarantee
	GARB	General Airport Revenue Bonds	VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Education (concluded)
San Jose Evergreen Community College District, GO, Election of 2010, Series A, 5.00%, 8/01/41	$5,975	$6,176,238
University of California, RB, Series L, 5.00%, 5/15/36	3,030	3,147,443
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	15,000	15,505,500

		57,056,972
Health — 16.3%
ABAG Finance Authority for Nonprofit Corps, Refunding RB, Sharp Healthcare:
6.25%, 8/01/39	5,000	5,516,400
Series A, 6.00%, 8/01/30	2,270	2,512,708
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	8,520	8,564,560
Kaiser Permanente, Series A, 5.25%, 4/01/39	7,210	7,243,238
Providence Health Services, Series B, 5.50%, 10/01/39	4,080	4,388,122
Sutter Health, Series A, 5.25%, 11/15/46	10,000	9,930,100
Sutter Health, Series B, 6.00%, 8/15/42	9,655	10,836,965
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	3,700	4,191,434
Saint Joseph's Health System, Series A, 5.00%, 7/01/37	10,000	9,971,900
Stanford Hospital, Series A-3, 5.50%, 11/15/40	2,915	3,075,383
California Statewide Communities Development Authority, RB, Kaiser Permanente:
Series A, 5.00%, 4/01/42	16,000	15,806,720
Series B, 5.25%, 3/01/45	12,505	12,507,376
California Statewide Communities Development Authority, Refunding RB, Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	2,730	2,697,185

		97,242,091
State — 10.3%
California State Public Works Board, RB:
California State Prisons, Series C, 5.75%, 10/01/31	1,205	1,289,904
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	3,670	4,247,621
State of California, GO, Various Purpose:
6.00%, 3/01/33	6,005	6,850,384
5.00%, 9/01/36	4,075	4,170,437
6.00%, 4/01/38	28,265	31,620,621
University of California, RB, Limited Project, Series D (NPFGC), 5.00%, 5/15/41	13,000	13,025,740

		61,204,707
Transportation — 15.9%
Bay Area Toll Authority, RB, San Francisco Bay Area, 0.95%, 4/01/45 (b)	4,400	4,363,524
City of Los Angeles Department of Airports, Refunding RB, Series A, 5.25%, 5/15/39	2,335	2,467,885
City of Los Angeles Department of Airports, ARB, Los Angeles International Airport, Senior Series D, 5.25%, 5/15/29	2,590	2,731,803
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.25%, 3/01/23	2,985	3,282,634
6.25%, 3/01/34	1,400	1,532,356
Municipal Bonds	Par (000)	Value
California (concluded)
Transportation (concluded)
County of Orange California, ARB, Series B, 5.75%, 7/01/34	$6,345	$6,967,889
County of Sacramento California, ARB:
Senior Series A (AGC), 5.50%, 7/01/41	8,190	8,906,543
Senior Series B, 5.75%, 7/01/39	2,650	2,937,949
Senior Series B, AMT (AGM), 5.75%, 7/01/28	13,275	14,741,887
Senior Series B, AMT (AGM), 5.25%, 7/01/33	19,530	20,090,706
Los Angeles Harbor Department, RB, Series B, 5.25%, 8/01/34	5,530	5,964,050
San Francisco City & County Airports Commission, RB, Series E, 6.00%, 5/01/39	9,650	10,978,708
San Francisco City & County Airports Commission, Refunding RB, AMT:
Second Series 34E (AGM), 5.75%, 5/01/24	5,000	5,620,050
Second Series A, 5.00%, 5/01/32	1,415	1,423,858
San Joaquin County Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,440	2,727,652

		94,737,494
Utilities — 24.7%
Anaheim Public Financing Authority, RB, Anaheim Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	2,200	2,372,348
City of Los Angeles California Wastewater System, Refunding RB, Sub-Series A:
5.00%, 6/01/28	2,000	2,138,620
5.00%, 6/01/32	6,000	6,238,200
City of Manteca California, Refunding RB, Water, 5.00%, 7/01/33	2,000	2,047,600
City of Sacramento California, RB, Wastewater, 5.00%, 9/01/42	3,000	3,052,200
City of Sacramento California, RB, Water, 5.00%, 9/01/42	4,500	4,589,145
City of San Francisco California Public Utilities Commission Water, RB:
Series B, 5.00%, 11/01/30	10,000	10,731,900
Series B&C, 5.00%, 11/01/41	5,000	5,132,200
Cucamonga Valley Water District Financing Authority, RB, Water Utility:
5.00%, 9/01/37	7,705	8,036,084
5.00%, 9/01/42	5,500	5,694,700
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	4,000	4,494,800
East Bay Municipal Utility District, Refunding RB:
Series A (NPFGC), 5.00%, 6/01/32	11,935	12,624,365
Sub-Series A (AGM) (NPFGC), 5.00%, 6/01/37	11,190	11,634,691
Sub-Series A (AMBAC), 5.00%, 6/01/33	5,000	5,352,700
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	2,505	2,565,446
Imperial Irrigation District, Refunding RB, System, 5.13%, 11/01/38	9,500	9,737,405
Los Angeles Department of Water & Power, RB, Series A, 5.38%, 7/01/38	9,000	9,816,210
Los Angeles Department of Water & Power, Refunding RB, System, Series A:
5.00%, 7/01/30	4,325	4,643,882
5.25%, 7/01/39	16,000	16,914,240
San Diego Public Facilities Financing Authority, Refunding RB, Senior Series A:
5.25%, 5/15/34	1,000	1,057,350
5.25%, 5/15/39	10,000	10,553,900
San Juan Water District, Refunding RB, San Juan & Citrus Heights, 5.25%, 2/01/33	7,325	7,783,911

		147,211,897
Total Municipal Bonds — 111.0%		660,937,006

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	19

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California — 58.0%
County/City/Special District/School District — 27.9%
Alameda County Joint Powers Authority, Refunding LRB (AGM), 5.00%, 12/01/34	$13,180	$13,369,792
Desert Community College District California, GO, Series C (AGM), 5.00%, 8/01/37	16,530	16,808,696
Foothill-De Anza Community College District, GO, Series C, 5.00%, 8/01/40	10,000	10,271,900
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	6,647	6,921,772
Election of 2001, Series E-1, 5.00%, 8/01/33	11,770	12,209,021
Election of 2003, Series E (AGM), 5.00%, 8/01/31	11,216	11,860,456
Election of 2003, Series F-1, 5.00%, 8/01/33	10,000	10,373,000
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	9,596	11,109,135
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Proposition A, First Tier, Senior Series A (AMBAC), 5.00%, 7/01/35	8,997	9,325,971
Los Angeles County Sanitation Districts Financing Authority, Refunding RB, Capital Project 14 (BHAC), 5.00%, 10/01/34	7,917	8,083,017
Poway Unified School District, GO, Election of 2002, Improvement District 02, Series 1-B (AGM), 5.00%, 8/01/30	10,000	10,565,200
San Bernardino Community College District California, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	17,770	18,369,027
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC):
5.00%, 7/01/30	23,100	24,196,095
5.00%, 7/01/34	2,499	2,588,221

		166,051,303
Education — 12.4%
Chaffey Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 6/01/30	9,905	10,327,477
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 8/01/35	11,000	11,604,010
Riverside Community College District, GO, Election of 2004, Series C (NPFGC), 5.00%, 8/01/32	8,910	9,300,615
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	8,000	8,071,520
Series O, 5.75%, 5/15/34	11,190	12,662,455
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	21,391	22,111,709

		74,077,786
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California (concluded)
Transportation — 2.6%
City of Los Angeles California Department of Airports, Refunding RB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	$4,999	$5,073,535
San Mateo County Transportation Authority, Refunding RB, Series A (NPFGC), 5.00%, 6/01/32	10,000	10,333,500

		15,407,035
Utilities — 15.1%
City of Napa California Water System, RB, (AMBAC), 5.00%, 5/01/35	9,100	9,321,039
East Bay Municipal Utility District, RB, Sub-Series A (NPFGC), 5.00%, 6/01/35	12,070	12,459,861
East Bay Municipal Utility District, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/37	14,510	15,344,035
Los Angeles Department of Water & Power, RB, Water System, Sub-Series A-2 (AGM), 5.00%, 7/01/35	7,500	7,847,550
Metropolitan Water District of Southern California, RB, Series A (AGM), 5.00%, 7/01/35	12,870	13,376,306
Rancho Water District Financing Authority, Refunding RB, Series A (AGM), 5.00%, 8/01/34	5,008	5,166,813
Sacramento County Sanitation Districts Financing Authority, RB, Sacramento Regional County Sanitation (NPFGC), 5.00%, 12/01/36	4,500	4,606,065
San Diego County Water Authority, COP, Series A (AGM), 5.00%, 5/01/31	4,000	4,133,320
San Diego County Water Authority, Refunding, COP, Series A (AGM), 5.00%, 5/01/33	16,740	17,380,472

		89,635,461
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 58.0%		345,171,585
Total Long-Term Investments (Cost — $997,304,271) — 169.0%		1,006,108,591

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (d)(e)	501,963	501,963
Total Short-Term Securities (Cost — $501,963) — 0.1%		501,963
Total Investments (Cost — $997,806,234) — 169.1%		1,006,610,554
Other Assets Less Liabilities — 2.6%		15,058,845
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (29.0)%		(172,400,480)
VMTP Shares, at Liquidation Value — (42.7)%		(254,000,000)

Net Assets Applicable to Common Shares — 100.0%		$595,268,919

Notes to Schedule of Investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income
BIF California Municipal Money Fund	19,427,466	(18,925,503)	501,963	$5

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (concluded)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

(e)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund's policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund's policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund's investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,006,108,591	—	$1,006,108,591
Short-Term Securities	$501,963	—	—	501,963

Total	$501,963	$1,006,108,591	—	$1,006,610,554

[1] See above Schedule of Investments for values in each sector.
Certain of the Fund's liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(12,651)	—	$(12,651)
TOB trust certificates	—	(172,315,932)	—	(172,315,932)
VMTP Shares	—	(254,000,000)	—	(254,000,000)

Total	—	$(426,328,583)	—	$(426,328,583)

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	21

Schedule of Investments July 31, 2013	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 135.8%
Corporate — 2.4%
New Jersey EDA, RB, Mandatory Put Bonds, Disposal, Waste Management of New Jersey, Series A, AMT, 5.30%, 6/01/15 (a)	$2,500	$2,577,276
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	2,500	2,629,575
Series B, 5.60%, 11/01/34	2,150	2,265,735

		7,472,586
County/City/Special District/School District — 21.5%
Borough of Hopatcong New Jersey, GO, Refunding, Sewer (AMBAC), 4.50%, 8/01/33	2,690	2,715,555
City of Perth Amboy New Jersey, GO, Refunding, CAB (AGM):
5.00%, 7/01/32	4,605	4,709,902
5.00%, 7/01/33	1,395	1,423,751
5.00%, 7/01/37	1,470	1,482,936
County of Union New Jersey, GO, Refunding:
4.00%, 3/01/29	2,590	2,569,150
4.00%, 3/01/30	2,590	2,537,604
4.00%, 3/01/31	2,925	2,831,458
Edgewater Borough Board of Education, GO, Refunding, (AGM):
4.25%, 3/01/34	1,235	1,234,963
4.25%, 3/01/35	1,300	1,292,681
4.30%, 3/01/36	1,370	1,365,643
Essex County Improvement Authority, RB, County Correctional Facility Project, Series A (NPFGC), 5.00%, 10/01/13 (b)	4,400	4,435,244
Essex County Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/27	250	287,458
5.50%, 10/01/28	4,840	5,522,634
Hudson County Improvement Authority, RB:
County Secured, County Services Building Project (AGM), 5.00%, 4/01/27	750	781,688
Harrison Parking Facility Project, Series C (AGC), 5.25%, 1/01/39	2,000	2,072,300
Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	3,600	3,728,772
Middlesex County Improvement Authority, RB, Senior Citizens Housing Project, AMT (AMBAC), 5.50%, 9/01/30	500	501,445
Monmouth County Improvement Authority, RB, Governmental Loan (AMBAC):
5.35%, 12/01/17	5	5,018
5.38%, 12/01/18	5	5,018
Morristown Parking Authority, RB, (NPFGC):
5.00%, 8/01/30	1,830	1,869,876
5.00%, 8/01/33	3,000	3,046,680
New Jersey Sports & Exposition Authority, Refunding RB, (NPFGC):
5.50%, 3/01/21	5,890	6,701,760
5.50%, 3/01/22	3,150	3,581,928
New Jersey State Transit Corp., COP, Federal Transit Administration Grants, Subordinate, Series A (AGM) (NPFGC), 5.00%, 9/15/21	2,000	2,164,700
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	620	534,607
Union County Improvement Authority, RB, Family Court Building Project, 4.00%, 5/01/37	3,575	3,053,550
Municipal Bonds	Par (000)	Value
New Jersey (continued)
County/City/Special District/School District (concluded)
Union County Utilities Authority, Refunding RB, Series A:
New Jersey Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	$5,415	$5,599,814
Resource Recovery Facility Lease, Covanta Union, AMT, 5.25%, 12/01/31	450	458,172

		66,514,307
Education — 24.3%
New Jersey Educational Facilities Authority, RB:
Montclair State University, Series A (AMBAC), 5.00%, 7/01/21	1,200	1,327,860
Montclair State University, Series A (AMBAC), 5.00%, 7/01/22	2,880	3,178,138
Richard Stockton College, Series F (NPFGC), 5.00%, 7/01/31	2,625	2,713,121
Rowan University, Series C (NPFGC), 5.00%, 7/01/14 (b)	3,260	3,402,918
Rowan University, Series C (NPFGC), 5.13%, 7/01/14 (b)	3,615	3,777,639
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	9,740	9,807,108
Montclair State University, Series J (NPFGC), 4.25%, 7/01/30	3,775	3,650,916
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	3,000	3,091,800
Ramapo College, Series B, 5.00%, 7/01/37	845	862,027
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	1,250	1,199,900
Ramapo College, Series I (AMBAC), 4.25%, 7/01/36	900	836,352
Seton Hall University, Series D, 5.00%, 7/01/38	360	371,059
Seton Hall University, Series D, 5.00%, 7/01/43	430	441,146
Stevens Institute of Technology, Series A, 5.00%, 7/01/27	2,800	2,830,632
Stevens Institute of Technology, Series A, 5.00%, 7/01/34	900	867,177
William Paterson University Series C (AGC), 4.75%, 7/01/34	4,000	4,043,520
William Paterson University, Series C (AGC), 5.00%, 7/01/28	250	262,910
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
4.00%, 12/01/23	500	485,090
3.75%, 12/01/26	1,890	1,669,040
4.00%, 12/01/28	1,790	1,575,701
4.50%, 12/01/28	3,380	3,159,016
4.00%, 12/01/29	710	614,775
4.50%, 12/01/29	4,150	3,828,333
4.63%, 12/01/30	4,080	3,769,961
4.00%, 12/01/31	1,335	1,134,376
4.13%, 12/01/35	710	586,964
New Jersey Institute of Technology, RB, Series A, 5.00%, 7/01/42	5,045	5,139,291
Rutgers, The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/30	1,100	1,177,924
5.00%, 5/01/43	7,150	7,366,502

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded)
University of Medicine & Dentistry of New Jersey, COP (NPFGC), 5.00%, 6/15/14 (b)	$2,000	$2,081,820

		75,253,016
Health — 17.0%
New Jersey Health Care Facilities Financing Authority, RB:
Greystone Park Psychiatric Hospital (AMBAC), 5.00%, 9/15/15 (b)	10,775	11,778,260
Marlboro Psychiatric Hospital,
4.00%, 9/15/31	1,000	879,500
Marlboro Psychiatric Hospital,
4.00%, 9/15/32	1,000	866,600
Meridian Health, Series I (AGC), 5.00%, 7/01/38	730	734,395
Meridian Health, Series II (AGC), 5.00%, 7/01/38	6,150	6,187,023
Meridian Health, Series V (AGC), 5.00%, 7/01/38	3,835	3,858,087
Virtua Health (AGC), 5.50%, 7/01/38	3,035	3,111,755
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/41	3,080	3,461,027
Barnabas Health, Series A, 5.00%, 7/01/24	1,820	1,906,523
Barnabas Health, Series A, 4.00%, 7/01/26	1,740	1,608,700
Barnabas Health, Series A, 5.63%, 7/01/32	4,010	4,119,232
Barnabas Health, Series A, 5.63%, 7/01/37	3,060	3,119,517
Hackensack University Medical (AGC), 5.13%, 1/01/27	1,500	1,560,870
Hackensack University Medical (AGM), 4.63%, 1/01/30	5,480	5,390,018
Kennedy Health System, 5.00%, 7/01/42	360	347,191
Meridian Health System Obligation, 5.00%, 7/01/25	700	737,541
Meridian Health System Obligation, 5.00%, 7/01/26	1,590	1,654,936
St. Luke’s Warren Hospital Obligation, 5.00%, 8/15/34	740	734,272
St. Luke’s Warren Hospital Obligation, 4.00%, 8/15/37	440	363,801

		52,419,248
Housing — 9.1%
New Jersey Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 4.70%, 11/01/25	9,245	9,396,063
M/F Housing, Series A, 4.55%, 11/01/43	3,575	3,217,428
M/F Housing, Series A, AMT (NPFGC), 4.85%, 11/01/39	935	868,157
S/F Housing, Series AA, 6.50%, 10/01/38	1,435	1,475,625
S/F Housing, Series B, 4.50%, 10/01/30	7,005	7,009,343
New Jersey Housing & Mortgage Finance Agency, Refunding RB, AMT:
M/F Housing, Series 2, 4.60%, 11/01/38	3,420	3,038,123
M/F Housing, Series 2, 4.75%, 11/01/46	3,015	2,638,909
S/F Housing, Series T, 4.70%, 10/01/37	660	650,998

		28,294,646
State — 32.5%
Garden State Preservation Trust, RB:
CAB, Series B (AGM), 3.74%, 11/01/23 (c)	9,000	6,158,880
CAB, Series B (AGM), 4.07%, 11/01/25 (c)	10,000	6,103,100
Election of 2005, Series A (AGM), 5.80%, 11/01/15 (b)	4,690	5,234,509
Municipal Bonds	Par (000)	Value
New Jersey (continued)
State (concluded)
Garden State Preservation Trust, Refunding RB, Series C (AGM):
5.25%, 11/01/20	$5,000	$5,991,150
5.25%, 11/01/21	7,705	9,198,152
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.50%, 6/15/14 (b)	585	611,957
Cigarette Tax (Radian), 5.75%, 6/15/14 (b)	2,000	2,096,520
Cigarette Tax (Radian), 5.75%, 6/15/14 (b)	1,180	1,236,947
Liberty State Park Project, Series C, 5.00%, 3/01/22	2,670	2,828,651
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/24	1,785	2,010,231
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/26	7,500	8,314,425
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	11,105	11,422,825
Motor Vehicle Surcharge, Series A (NPFGC), 5.00%, 7/01/34	2,000	2,028,520
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	4,000	4,504,640
School Facilities Construction (AGC), 6.00%, 12/15/34	1,855	2,087,209
School Facilities Construction (AGC), 6.00%, 12/15/18 (b)	945	1,169,655
School Facilities Construction, Series KK, 5.00%, 3/01/29	1,500	1,554,225
School Facilities Construction, Series L (AGM), 5.00%, 3/01/15 (b)	9,000	9,642,870
School Facilities Construction, Series O, 5.25%, 3/01/15 (b)	1,420	1,529,141
School Facilities Construction, Series U, 5.00%, 9/01/37	5,000	5,055,850
School Facilities Construction, Series U (AMBAC), 5.00%, 9/01/37	2,000	2,022,340
School Facilities Construction, Series Y, 5.00%, 9/01/33	3,000	3,061,080
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/26	895	906,358
Cigarette Tax, 5.00%, 6/15/28	1,520	1,502,642
Cigarette Tax, 5.00%, 6/15/29	2,000	1,946,480
School Facilities Construction, Series N-1 (NPFGC), 5.50%, 9/01/27	1,000	1,120,860
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/27	1,080	1,144,238

		100,483,455
Transportation — 24.6%
Delaware River Port Authority, RB, Series D (AGM), 5.00%, 1/01/40	3,700	3,785,396
Delaware River Port Authority, Refunding RB, Port District Project:
5.00%, 1/01/26	1,745	1,826,317
5.00%, 1/01/27	1,300	1,342,341
New Jersey State Turnpike Authority, RB, Growth & Income Securities, Series B (AMBAC), 5.22%, 1/01/35 (d)	7,615	7,020,954
New Jersey State Turnpike Authority, Refunding RB:
Series A (AGM), 5.25%, 1/01/26	4,900	5,535,677
Series A (AGM), 5.25%, 1/01/29	2,000	2,184,080
Series A (AGM), 5.25%, 1/01/30	4,000	4,355,160
Series A (BHAC), 5.25%, 1/01/29	500	555,510
Series C (NPFGC), 6.50%, 1/01/16 (e)	2,715	2,884,389
Series C (NPFGC), 6.50%, 1/01/16 (e)	255	290,909
Series C (NPFGC), 6.50%, 1/01/16	605	685,029
Series C (NPFGC), 6.50%, 1/01/16 (e)	305	347,950

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	23

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Transportation (concluded)
New Jersey Transportation Trust Fund Authority, RB:
CAB, Series C (AMBAC), 5.88%, 12/15/35 (c)	$1,400	$382,872
Transportation System, CAB, Series A, 5.76%, 12/15/35 (c)	6,000	1,684,260
Transportation System, CAB, Series C (AGM), 5.63%, 12/15/32 (c)	4,050	1,381,455
Transportation System, CAB, Series C (AMBAC), 5.92%, 12/15/36 (c)	7,210	1,843,957
Transportation System, CAB, Series C (BHAC), 5.16%, 12/15/31 (c)	5,000	1,961,000
Transportation System, Series A, 6.00%, 6/15/35	4,365	4,800,802
Transportation System, Series A (AGC), 5.63%, 12/15/28	2,000	2,263,920
Transportation System, Series A (NPFGC), 5.75%, 6/15/24	1,205	1,426,684
Transportation System, Series B, 5.50%, 6/15/31	1,425	1,517,539
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A (AGM), 5.25%, 12/15/20	10,750	12,672,315
Port Authority of New York & New Jersey, RB, Special Project JFK International Air Terminal LLC Project, AMT (NPFGC):
Series 6, 6.25%, 12/01/15	1,500	1,587,000
Series 6, 5.75%, 12/01/25	3,000	3,059,550
Series 8, 6.00%, 12/01/42	2,500	2,764,725
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	5,175	5,640,802
South Jersey Transportation Authority, Refunding RB, Series A:
5.00%, 11/01/29	1,025	1,068,091
Transportation System, 5.00%, 11/01/28	1,025	1,075,225

		75,943,909
Utilities — 4.4%
Essex County Utilities Authority, Refunding RB (AGC), 4.13%, 4/01/22	2,000	2,064,480
North Hudson Sewerage Authority, Refunding RB, Series A (NPFGC), 5.13%, 8/01/20 (e)	4,335	5,201,697
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC) (c):
4.89%, 9/01/28	6,600	3,184,698
4.99%, 9/01/29	6,900	3,123,078

		13,573,953
Total Municipal Bonds in New Jersey		419,955,120

Guam — 1.2%
State — 1.1%
Territory of Guam, RB, Business Privilege Tax Bonds:
Series A, 5.13%, 1/01/42	2,500	2,529,700
Series B-1, 5.00%, 1/01/37	700	697,102

		3,226,802
Utilities — 0.1%
Guam Power Authority, Refunding RB, Series A, 5.00%, 10/01/34	325	313,459
Total Municipal Bonds in Guam		3,540,261

Municipal Bonds	Par (000)	Value
Puerto Rico — 6.1%
Health — 0.6%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, RB, Hospital De La Concepcion, Series A, 6.50%, 11/15/20	$1,750	$1,758,680
State — 5.5%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series C, 6.00%, 7/01/39	1,730	1,552,675
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGC), 5.50%, 7/01/31	3,000	2,910,120
Puerto Rico Infrastructure Financing Authority, RB, CAB, Series A (NPFGC), 7.79%, 7/01/37 (c)	3,500	563,290
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.00%, 8/01/42	2,500	2,496,575
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 6.60%, 8/01/41 (c)	9,500	1,540,900
CAB, Series A (NPFGC), 6.62%, 8/01/42 (c)	4,250	643,535
First Sub-Series A-1, 5.25%, 8/01/43	2,130	1,906,244
First Sub-Series C (AGM), 5.13%, 8/01/42	5,995	5,500,832

		17,114,171
Total Municipal Bonds in Puerto Rico		18,872,851
Total Municipal Bonds — 143.1%		442,368,232

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New Jersey — 21.1%
County/City/Special District/School District — 4.1%
Union County Utilities Authority, Refunding LRB, Covanta Union, Series A, AMT, 5.25%, 12/01/31	12,370	12,594,639
Education — 0.3%
Rutgers, The State University of New Jersey, Refunding RB, Series F, 5.00%, 5/01/39	990	1,028,966
Housing — 1.6%
New Jersey State Housing & Mortgage Finance Agency, RB, Capital Fund Program, Series A (AGM), 5.00%, 5/01/27	4,790	4,991,084
State — 5.1%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	9,160	10,923,117
New Jersey EDA, Refunding RB, 5.00%, 3/01/29 (g)	4,782	4,962,437

		15,885,554
Transportation — 10.0%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (g)	5,200	5,304,780
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (g)	1,900	1,973,494
Port Authority of New York & New Jersey, RB, Consolidated, AMT:
163rd Series, 5.00%, 7/15/39	11,456	11,829,390
169th Series, 5.00%, 10/15/41	5,500	5,544,550
Port Authority of New York & New Jersey, Refunding RB, 152nd Series, Consolidated, AMT, 5.25%, 11/01/35	5,998	6,177,610

		30,829,824
Total Municipal Bonds Transferred to Tender Option Bond Trusts in New Jersey		65,330,067

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Puerto Rico — 0.7%
State — 0.7%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C, 5.25%, 8/01/40	$2,270	$2,175,273
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 21.8%		67,505,340
Total Long-Term Investments (Cost — $504,314,582) — 164.9%		509,873,572
Short-Term Securities	Shares	Value
BIF New Jersey Municipal Money Fund, 0.00% (h)(i)	7,170,770	7,170,770
Total Short-Term Securities (Cost — $7,170,770) — 2.3%		7,170,770
Total Investments (Cost — $511,485,352) — 167.2%		517,044,342
Other Assets Less Liabilities — 1.1%		3,066,313
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.4)%		(38,245,294)
VRDP Shares, at Liquidation Value — (55.9)%		(172,700,000)

Net Assets Applicable to Common Shares — 100.0%		$309,165,361

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(e)	Security is collateralized by municipal or US Treasury obligations.

(f)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the Liquidity Provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from June 15, 2019 to September 1, 2020 is $8,820,122.

(h)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income
BIF New Jersey Municipal Money Fund	4,620,110	2,550,660	7,170,770	$5

(i)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	25

Schedule of Investments (concluded)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$509,873,572	—	$509,873,572
Short-Term Securities	$7,170,770	—	—	7,170,770

Total	$7,170,770	$509,873,572	—	$517,044,342

[1] See above Schedule of Investments for values in each sector.
Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(8,444)	—	$(8,444)
TOB trust certificates	—	(38,231,115)	—	(38,231,115)
VRDP Shares	—	(172,700,000)	—	(172,700,000)

Total	—	$(210,939,559)	—	$(210,939,559)

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments July 31, 2013	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 5.3%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	$1,500	$1,693,320
6.00%, 6/01/39	2,985	3,365,319
Birmingham Water Works Board, RB, Series B, 5.00%, 1/01/38	355	357,904
City of Madison, GO, Refunding, 5.00%, 4/01/37	375	383,344
Selma IDB, RB, International Paper Co. Project, Series A, 5.38%, 12/01/35	350	350,322

		6,150,209
California — 18.8%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	1,960	2,084,950
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,150	1,290,783
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.50%, 3/01/30	1,600	1,676,640
6.25%, 3/01/34	1,250	1,368,175
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	1,400	1,522,486
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	2,780	2,894,731
Los Angeles County Public Works Financing Authority, Refunding RB, Multiple Capital Projects II, 5.00%, 8/01/42	2,700	2,667,411
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,000	1,054,200
Sacramento Municipal Utility District, RB, Series A, 5.00%, 8/15/37	1,000	1,021,360
San Diego Public Facilities Financing Authority, Refunding RB, Series B (AGC), 5.38%, 8/01/34	1,020	1,101,294
San Francisco City & County Airports Commission, Refunding RB, Second Series A, AMT:
5.50%, 5/01/28	720	767,484
5.25%, 5/01/33	560	575,002
State of California, GO, Various Purpose (AGC), 5.50%, 11/01/39	3,450	3,674,561

		21,699,077
Colorado — 3.4%
City & County of Denver Colorado, ARB, Airport System, Series A, AMT:
5.50%, 11/15/28	500	523,155
5.50%, 11/15/30	225	232,481
5.50%, 11/15/31	270	277,887
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,300	1,440,088
Regional Transportation District, RB, Fastracks Project, Series A, 5.00%, 11/01/37	1,400	1,452,388

		3,925,999
Florida — 10.8%
County of Lee Florida, Refunding RB, Series A, AMT, 5.38%, 10/01/32	1,000	1,012,340
County of Miami-Dade Florida, Refunding RB:
Transit System Sales Surtax, 5.00%, 7/01/42	2,000	2,022,880
Water & Sewer System, Series B, 5.25%, 10/01/29 (a)	1,890	2,014,041
County of Miami-Dade Florida Aviation, Refunding RB, Series A, AMT:
5.00%, 10/01/31	2,165	2,124,320
5.00%, 10/01/32	1,000	975,850
Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Osceola Florida School Board, COP, Refunding, Series A, 5.00%, 6/01/28	$455	$471,425
Florida Housing Finance Corp., HRB, Brittany Rosemont Apartments, Series C-1, AMT (AMBAC), 6.75%, 8/01/14	115	115,283
Jacksonville Florida Port Authority, Refunding RB, AMT, 5.00%, 11/01/38	850	827,347
JEA Florida Electric System, Refunding RB, Sub-Series C, 5.00%, 10/01/37	1,280	1,305,382
Manatee County Housing Finance Authority, RB, Series A, AMT (Fannie Mae), 5.90%, 9/01/40	185	190,985
Miami-Dade County Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/33	1,400	1,416,016

		12,475,869
Georgia — 3.0%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, AMT, 5.00%, 1/01/37	3,500	3,447,605
Illinois — 15.3%
Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	1,500	1,547,400
Chicago Illinois Transit Authority, RB, Sales Tax Receipts Revenue:
5.25%, 12/01/36	425	435,047
5.25%, 12/01/40	2,355	2,399,368
Chicago Transit Authority, RB, Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	1,400	1,515,094
City of Chicago Illinois, GARB O’Hare International Airport, Third Lien:
Series A, 5.75%, 1/01/39	770	801,031
Series C, 6.50%, 1/01/41	3,680	4,332,354
City of Chicago Illinois, Refunding RB:
Sales Tax, 5.25%, 1/01/38	525	547,081
Second Lien, Water Project, 5.00%, 11/01/42	955	940,493
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	1,555	1,686,833
Illinois Finance Authority, Refunding RB, North Western Memorial Healthcare, 5.00%, 8/15/37	305	310,319
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	940	1,044,942
6.00%, 6/01/28	270	294,608
State of Illinois, GO:
5.50%, 7/01/33	1,500	1,519,365
5.50%, 7/01/38	280	282,327

		17,656,262
Indiana — 3.3%
Indiana Finance Authority, RB, Private Activity Bonds (Ohio River Bridges), AMT, 5.00%, 7/01/40	375	352,309
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	3,310	3,467,423

		3,819,732
Louisiana — 2.4%
New Orleans Aviation Board Louisiana, Refunding GARB Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	375	424,834
Series A-2, 6.00%, 1/01/23	160	181,262
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/38	495	489,417

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	27

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Louisiana (concluded)
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.50%, 5/15/28	$755	$798,465
5.50%, 5/15/29	805	845,145

		2,739,123
Massachusetts — 0.6%
Massachusetts School Building Authority, RB, Senior Series A, 5.00%, 5/15/43	645	670,265
Michigan — 5.0%
City of Detroit Michigan, RB, Water Supply System, Second Lien, Series B (AGM), 6.25%, 7/01/36	1,800	1,827,018
City of Detroit Michigan, Refunding RB, Sewage Disposal System Senior Lien (AGM):
Series B, 7.50%, 7/01/33	660	708,787
Series C-1, 7.00%, 7/01/27	1,650	1,740,783
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,265	1,527,260

		5,803,848
Minnesota — 3.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	3,000	3,455,340
Mississippi — 2.9%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	190	221,301
Mississippi Development Bank, Refunding RB, Series A:
Jackson Public School District Project, 5.00%, 4/01/28	1,000	1,022,250
Jackson Water & Sewer System (AGM), 5.00%, 9/01/30	1,715	1,789,997
University of Southern Mississippi, Refunding RB, S.M. Educational Building Corp., Residence Hall Construction Project, 5.00%, 3/01/33	280	290,570

		3,324,118
Missouri — 0.3%
The Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/28 (a)	305	322,303
Nevada — 4.4%
Clark County Water Reclamation District, GO, Series A, 5.25%, 7/01/34	1,500	1,651,380
County of Clark Nevada, ARB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	2,375	2,459,835
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	1,000	1,001,310

		5,112,525
New Jersey — 4.6%
New Jersey EDA, RB, School Facilities Construction (AGC):
6.00%, 12/15/18 (b)	330	408,451
6.00%, 12/15/34	670	753,870
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	1,400	1,435,406
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A, 5.50%, 6/15/41	1,195	1,256,423
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Rutgers, The State University of New Jersey, Refunding RB:
Series J, 5.00%, 5/01/32	$845	$895,100
Series L, 5.00%, 5/01/32	520	550,831

		5,300,081
New York — 9.2%
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution, Fiscal 2012, Series BB, 5.25%, 6/15/44	2,000	2,086,560
Series FF-2, 5.50%, 6/15/40	1,545	1,682,567
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	2,000	2,223,340
New York State Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	4,500	4,634,820

		10,627,287
Ohio — 1.0%
Ohio Higher Educational Facility Commission, Refunding RB, Kenyon College Project, 5.00%, 7/01/37	190	190,581
Ohio State Turnpike Commission, RB, Junior Lien Infrastructure Projects, Series A-1 (a):
5.25%, 2/15/30	445	469,938
5.25%, 2/15/31	445	467,824

		1,128,343
Pennsylvania — 5.0%
County of Westmoreland Municipal Authority, RB, 5.00%, 8/15/37	1,500	1,510,560
Pennsylvania Higher Educational Facilities Authority, RB, Temple University, First Series, 5.00%, 4/01/42	2,000	2,035,060
Pennsylvania Turnpike Commission, RB, Sub-Series A, 6.00%, 12/01/41	2,000	2,182,520

		5,728,140
Puerto Rico — 2.2%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	1,310	1,334,445
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C, 5.25%, 8/01/40	1,205	1,154,715

		2,489,160
Texas — 18.7%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/33	2,250	2,373,300
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37 (a)	930	979,337
City of Brownsville Texas Utilities System, Refunding RB, Series A, 5.00%, 9/01/29	825	863,181
City of Houston Texas Utility System, Refunding RB, First Lien, Series A (AGC):
6.00%, 11/15/35	2,700	3,069,198
6.00%, 11/15/36	2,055	2,353,427
5.38%, 11/15/38	1,000	1,069,300
Dallas-Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/42	1,855	1,751,547
Frisco ISD Texas, GO, School Building (AGC), 5.50%, 8/15/41	1,210	1,360,923
Lower Colorado River Authority, Refunding RB, Series B, 5.00%, 5/15/37	1,000	1,022,050
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	2,750	2,944,122

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
North Texas Tollway Authority, Refunding RB, First Tier:
(AGM), 6.00%, 1/01/43	$1,000	$1,076,030
Series K-1 (AGC), 5.75%, 1/01/38	1,400	1,481,858
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	1,100	1,200,254

		21,544,527
Virginia — 3.6%
Lexington IDA, RB, Washington & Lee University, 5.00%, 1/01/43	380	393,714
Norfolk EDA, Refunding RB, Sentara Healthcare, Series B, 5.00%, 11/01/36	2,500	2,527,500
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/18 (b)	1,000	1,259,170

		4,180,384
Washington — 2.7%
City of Seattle Washington, Refunding RB, Series A, 5.25%, 2/01/36	1,000	1,060,350
Spokane Public Facilities District, RB, Hotel/Motel & Sales/Use Tax, Series A, 5.00%, 12/01/38	1,235	1,226,145
State of Washington, GO, Various Purpose, Series B, 5.25%, 2/01/36	725	773,060

		3,059,555
Total Municipal Bonds — 125.5%		144,659,752

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Alabama — 1.3%
Mobile Board of Water & Sewer Commissioners, RB, (NPFGC), 5.00%, 1/01/31	1,500	1,549,440
California — 0.9%
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	1,000	1,033,740
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35 (d)	760	851,249
Florida — 3.2%
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 7/01/42	660	667,550
Hillsborough County Aviation Authority, RB, Series A, AMT (AGC), 5.50%, 10/01/38	2,499	2,639,953
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	360	376,625

		3,684,128
Illinois — 3.5%
Chicago Transit Authority, Refunding RB, Federal Transit Administration Section 5309 (AGM), 5.00%, 6/01/28	2,999	3,045,543
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	999	1,011,196

		4,056,739
Kentucky — 0.9%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	1,002	1,094,119
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Massachusetts — 1.8%
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series B, 5.00%, 10/15/41	$2,040	$2,112,032
Nevada — 7.8%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	2,010	2,275,340
Series B, 5.50%, 7/01/29	1,994	2,263,217
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 6/01/28	4,200	4,456,620

		8,995,177
New Jersey — 2.4%
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,610	1,679,151
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (d)	1,000	1,038,681

		2,717,832
New York — 14.7%
Hudson New York Yards Infrastructure Corp., RB, Senior Series A, 5.75%, 2/15/47 (d)	1,000	1,061,616
New York City Municipal Water Finance Authority, Refunding RB, Second General Resolution:
Fiscal 2012, Series BB, 5.25%, 6/15/44	2,999	3,128,570
Water & Sewer System, Series FF-2, 5.50%, 6/15/40	1,095	1,192,195
New York City Transitional Finance Authority, BARB, Series S-3, 5.25%, 1/15/39	1,000	1,040,592
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	3,000	3,117,073
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (d)	1,770	1,916,432
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,397,615
New York State Thruway Authority, Refunding RB, Series G (AGM), 5.00%, 1/01/32	2,000	2,075,820

		16,929,913
Texas — 4.5%
City of San Antonio Texas, Refunding RB, Electric & Gas Systems, Series A, 5.25%, 2/01/31 (d)	2,609	2,884,953
Waco Educational Finance Corp., Refunding RB, Baylor University, 5.00%, 3/01/43	2,220	2,246,174

		5,131,127
Utah — 0.9%
City of Riverton Utah Hospital, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,005	1,004,735
Washington — 1.7%
University of Washington, Refunding RB, Series A, 5.00%, 7/01/41	1,875	1,941,375
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 44.3%		51,101,606
Total Long-Term Investments (Cost — $193,126,870) — 169.8%		195,761,358

Short-Term Securities
Connecticut — 1.1%
Connecticut Housing Finance Authority, RB, VRDN, 0.06%, 8/01/13 (e)	1,305	1,305,000

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	29

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)	Value
Pennsylvania — 0.9%
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, VRDN, 0.05%, 8/01/13 (e)	$1,000	$1,000,000

	Shares
Money Market Funds — 7.1%
FFI Institutional Tax-Exempt Fund, 0.03% (f)(g)	8,162,312	8,162,312
Total Short-Term Securities (Cost — $10,467,312) — 9.1%		10,467,312
Total Investments (Cost — $203,594,182) — 178.9%		206,228,670
Liabilities in Excess of Other Assets — (5.4%)		(6,237,122)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.5%)		(28,204,129)
VMTP Shares, at Liquidation Value — (49.0%)		(56,500,000)

Net Assets Applicable to Common Shares — 100.0%		$115,287,419

Notes to Schedule of investments

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc.	$937,762	$1,192
Morgan Stanley & Co. LLC	$2,014,041	$(24,041)
Royal Bank of Canada	$322,303	$(3,687)
Wells Fargo Securities LLC	$979,337	$3,934

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the Liquidity Provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $4,647,047.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(f)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income
FFI Institutional Tax-Exempt Fund	—	8,162,312	8,162,312	$529

(g)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (concluded)	BlackRock MuniYield Investment Quality Fund (MFT)

on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$195,761,358	—	$195,761,358
Short-Term Securities	$8,162,312	2,305,000	—	10,467,312

Total	$8,162,312	$198,066,358	—	$206,228,670

[1] See above Schedule of Investments for values in each state or political subdivision.
Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(4,529)	—	$(4,529)
TOB trust certificates	—	(28,191,767)	—	(28,191,767)
VMTP Shares	—	(56,500,000)	—	(56,500,000)

Total	—	$(84,696,296)	—	$(84,696,296)

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	31

Schedule of Investments July 31, 2013	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan — 135.4%
Corporate — 5.2%
Monroe County EDC, Michigan, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 9/01/22	$10,695	$13,397,412
County/City/Special District/School District — 35.9%
Adrian City School District, GO, (AGM) (a):
5.00%, 5/1/14	1,600	1,657,024
5.00%, 5/1/14	2,000	2,071,280
Anchor Bay School District, GO, Refunding (Q-SBLF):
4.13%, 5/01/25	3,000	3,059,430
4.25%, 5/01/26	1,800	1,826,046
4.38%, 5/01/27	960	970,752
4.38%, 5/01/28	600	595,776
4.50%, 5/01/29	900	902,277
Bay City School District Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/36	2,800	2,809,772
Birmingham City School District Michigan, GO, School Building & Site (AGM), 5.00%, 11/01/14 (a)	1,000	1,059,200
Brighton Area School District Michigan, GO, School Building & Site, Series I (Q-SBLF), 4.25%, 5/01/37	3,370	3,016,386
Charter Township of Canton Michigan, GO, Capital Improvement (AGM):
5.00%, 4/01/25	1,840	2,011,929
5.00%, 4/01/26	2,000	2,104,540
5.00%, 4/01/27	500	530,540
Chippewa Valley Schools, GO, Refunding, Unlimited Tax (Q-SBLF), 5.00%, 5/01/32	1,970	2,059,576
City of Oak Park Michigan, GO, Street Improvement (NPFGC), 5.00%, 5/01/30	500	517,810
Comstock Park Public Schools, GO, School Building & Site, Series B (Q-SBLF):
5.50%, 5/01/36	750	788,535
5.50%, 5/01/41	1,355	1,415,677
County of Genesee Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/19	600	633,132
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 5/01/39	3,300	3,434,772
Eaton Rapids Public Schools, GO School Building & Site (AGM), (a):
5.25%, 5/01/14	1,675	1,738,231
5.25%, 5/01/14	1,325	1,375,019
Flint EDC, RB, Michigan Department of Human Services Office Building Project, 5.25%, 10/01/41	3,070	2,973,295
Fraser Public School District Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/25	2,000	2,125,800
Gibraltar School District Michigan, GO, School Building & Site Improvement (NPFGC) (a):
5.00%, 5/01/14	2,940	3,044,781
5.00%, 5/01/14	710	735,468
Goodrich Area School District Michigan, GO, School Building & Site (Q-SBLF):
5.50%, 5/01/32	600	636,834
5.50%, 5/01/36	1,200	1,263,252
5.50%, 5/01/41	1,575	1,646,568
Gull Lake Community School District, GO, School Building & Site (AGM), 5.00%, 5/01/14 (a)	3,625	3,755,609
Harper Creek Community School District Michigan, GO, Refunding (AGM), 5.00%, 5/01/22	1,125	1,201,849
Harper Woods School District Michigan, GO, Refunding, School Building & Site (NPFGC), 5.00%, 5/01/14 (a)	430	445,424
Municipal Bonds	Par (000)	Value
Michigan (continued)
County/City/Special District/School District (concluded)
Hudsonville Public Schools, GO, School Building & Site, 5.25%, 5/01/41	$4,100	$4,212,586
L’Anse Creuse Public Schools Michigan, GO, School Building & Site (AGM):
5.00%, 5/01/24	1,000	1,068,310
5.00%, 5/01/25	1,525	1,629,173
5.00%, 5/01/26	1,600	1,700,640
5.00%, 5/01/35	3,000	3,011,640
Lincoln Consolidated School District Michigan, GO, Refunding (NPFGC) (Q-SBLF), 4.63%, 5/01/28	5,000	5,022,100
Livonia Public Schools School District Michigan, GO, Series I (AGM), 5.00%, 5/01/43	3,090	3,047,358
Livonia Public Schools School District Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/24	1,000	1,029,470
Montrose Community Schools, GO, (NPFGC), 6.20%, 5/01/17	830	914,535
Parchment School District, County of Kalamazoo, State of Michigan, GO, School Building and Site (NPFGC) (Q-SBLF), 5.00%, 5/01/25	1,000	1,074,720
Pennfield School District, GO, School Building & Site (NPFGC), (a):
5.00%, 5/01/14	605	626,423
5.00%, 5/01/14	765	792,089
Plymouth-Canton Community School District, GO, School Building & Site, Series A:
4.00%, 5/01/32	1,700	1,546,031
4.00%, 5/01/33	1,240	1,119,832
Reed City Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/14 (a)	1,425	1,476,343
Romulus Community Schools, GO, Unlimited Tax, Refunding (AGM) (Q-SBLF):
4.13%, 5/01/25	1,150	1,158,705
4.25%, 5/01/26	1,200	1,202,832
4.25%, 5/01/27	1,200	1,184,364
4.50%, 5/01/29	1,025	1,007,903
Southfield Public Schools Michigan, GO, School Building & Site, Series B (AGM) (Q-SBLF), 5.00%, 5/01/14 (a)	2,000	2,071,740
Thornapple Kellogg School District Michigan, GO, Refunding, School Building & Site (NPFGC) (Q-SBLF), 5.00%, 5/01/32	2,500	2,561,175
Van Dyke Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/28	1,250	1,314,000
Zeeland Public Schools Michigan, GO, School Building & Site (NPFGC), 5.00%, 5/01/14 (a)	1,600	1,657,392

		92,835,945
Education — 17.3%
Grand Valley State University, RB, (NPFGC), 5.50%, 2/01/18	1,760	1,899,920
Lake Superior State University, Refunding RB, (AGM):
4.00%, 11/15/26	770	745,160
4.00%, 11/15/27	465	441,727
4.00%, 11/15/28	310	292,656
4.00%, 11/15/29	400	370,940
4.00%, 11/15/30	310	283,117
Michigan Higher Education Facilities Authority, RB, Limited Obligation, Hillsdale College Project, 5.00%, 3/01/35	1,720	1,697,571
Michigan State University, Refunding RB, General:
Series A, 5.00%, 8/15/41	4,980	5,098,375
Series C, 5.00%, 2/15/40	4,700	4,797,055

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Education (concluded)
Michigan Technological University, Refunding RB, Series A, 5.00%, 10/01/34	$1,650	$1,686,514
Oakland University, RB, General, Series A:
5.00%, 3/01/38	8,485	8,568,323
5.00%, 3/01/43	13,865	13,916,855
Saginaw Valley State University Michigan, Refunding RB, General (NPFGC):
5.00%, 7/01/14 (a)	1,935	2,018,727
5.00%, 7/01/24	165	171,440
Wayne State University, RB, Series A, 4.00%, 11/15/44	620	527,787
Western Michigan University, Refunding RB, General, 5.25%, 11/15/40	2,100	2,162,391

		44,678,558
Health — 22.8%
Flint Hospital Building Authority Michigan, Refunding RB, Hurley Medical Center (ACA), 6.00%, 7/01/20	140	140,133
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	4,750	4,855,687
Kent Hospital Finance Authority Michigan, Refunding RB, Spectrum Health, Series A, 5.00%, 11/15/29	4,500	4,560,615
Michigan Finance Authority, RB, Sparrow Obligated Group, 5.00%, 11/15/36	1,550	1,504,229
Michigan Finance Authority, Refunding RB:
Hospital, Oakwood Obligated Group, 5.00%, 8/15/31	1,745	1,730,639
Trinity Health Credit Group, 5.00%, 12/01/31	3,100	3,150,499
Trinity Health Credit Group, 5.00%, 12/01/35	3,100	3,108,184
Trinity Health Credit Group, 5.00%, 12/01/39	190	188,066
Michigan State Hospital Finance Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/25	3,700	3,957,816
McLaren Health Care, Series C, 5.00%, 8/01/35	1,000	1,001,510
MidMichigan Obligated Group, Series A, 5.00%, 4/15/26	620	627,905
MidMichigan Obligated Group, Series A, 5.00%, 4/15/36	3,550	3,419,111
MidMichigan Obligated Group, Series A (AMBAC), 5.50%, 4/15/18	2,530	2,537,008
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, Series A, 5.25%, 11/15/46	2,500	2,400,325
Hospital, Oakwood Obligated Group, 5.00%, 11/01/32	4,000	3,926,960
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/21	600	653,736
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/25	3,260	3,334,915
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/37	630	600,403
Hospital, Sparrow Obligated Group, 5.00%, 11/15/31	3,100	3,052,322
McLaren Health Care, Series A, 5.00%, 6/01/35	1,390	1,355,639
McLaren Health Care, Series A, 5.75%, 5/15/38	4,500	4,935,420
Trinity Health Credit Group, Series C, 4.00%, 12/01/32	4,460	3,876,008
Trinity Health Credit, Series A, 6.25%, 12/01/28	930	1,064,087
Municipal Bonds	Par (000)	Value
Michigan (continued)
Health (concluded)
Michigan State Hospital Finance Authority, Refunding RB (concluded):
Trinity Health Credit, Series A, 6.50%, 12/01/33	$1,000	$1,144,960
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,000	1,207,320
Sturgis Building Authority, RB, Sturgis Hospital Project (NPFGC), 4.75%, 10/01/34	475	456,570

		58,790,067
Housing — 9.3%
Michigan State HDA, RB:
Deaconess Tower, AMT (Ginnie Mae), 5.25%, 2/20/48	1,000	1,009,180
Series A, 4.75%, 12/01/25	4,235	4,388,222
Series A (NPFGC), 5.30%, 10/01/37	130	130,037
Williams Pavilion, AMT (Ginnie Mae), 4.75%, 4/20/37	3,700	3,701,887
Michigan State HDA, Refunding RB:
Rental Housing, Series D, 4.50%, 10/01/48	9,715	8,530,644
Series A, 6.05%, 10/01/41	6,010	6,103,576

		23,863,546
State — 14.5%
Michigan Municipal Bond Authority, Refunding RB, Local Government, Charter County Wayne, Series B (AGC), 5.38%, 11/01/24	125	136,324
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/38	3,900	4,442,022
Series I (AGC), 5.25%, 10/15/24	4,000	4,471,000
Series I (AGC), 5.25%, 10/15/25	2,000	2,220,740
Series I (AGC), 5.25%, 10/15/26	600	657,204
Series I-A, 5.50%, 10/15/45	1,250	1,307,812
Series II (AGM), 5.00%, 10/15/26	4,500	4,768,920
Series II (NPFGC), 5.00%, 10/15/13 (a)	1,910	1,928,909
Michigan State Finance Authority, RB, Local Government Loan Program, Series F:
5.00%, 4/01/31	1,000	984,940
5.25%, 10/01/41	6,085	6,084,513
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	1,500	1,519,830
State of Michigan, COP (AMBAC), 3.00%, 6/01/22 (b)(c)	3,000	2,307,030
State of Michigan Trunk Line Fund, RB:
5.00%, 11/15/29	1,000	1,061,920
5.00%, 11/15/33	1,850	1,938,060
5.00%, 11/15/36	3,500	3,644,305

		37,473,529
Transportation — 15.2%
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/27	5,250	5,732,790
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (NPFGC):
5.25%, 12/01/25	7,525	7,976,124
5.25%, 12/01/26	6,300	6,615,504
5.00%, 12/01/34	4,435	4,244,029
Wayne County Airport Authority, Refunding RB, AMT (AGC):
5.75%, 12/01/25	4,000	4,466,320
5.75%, 12/01/26	1,000	1,110,600
5.38%, 12/01/32	8,700	9,200,772

		39,346,139

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	33

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (concluded)
Utilities — 15.2%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	$1,645	$1,501,803
City of Detroit Michigan Water Supply System, RB, Second Lien:
Series B (AGM), 7.00%, 7/01/36	3,000	3,144,180
Series A (NPFGC), 5.00%, 7/01/34	6,000	5,442,660
City of Detroit Michigan Water Supply System, Refunding RB, Second Lien, Series C (AGM), 5.00%, 7/01/29	10,470	9,864,938
City of Grand Rapids Michigan Sanitary Sewer System, RB:
5.00%, 1/01/37	930	963,173
4.00%, 1/01/42	1,700	1,490,220
City of Port Huron Michigan, RB, Water Supply System:
5.25%, 10/01/31	310	314,086
5.63%, 10/01/40	1,000	1,026,570
County of Genesee Michigan, GO, Water Supply System (NPFGC), 5.13%, 11/01/33	1,000	1,007,870
Lansing Board of Water & Light Utilities System, RB, Series A:
5.00%, 7/01/27	1,970	2,084,674
5.00%, 7/01/31	4,230	4,377,923
5.00%, 7/01/37	2,065	2,133,042
5.50%, 7/01/41	3,000	3,201,930
Michigan Municipal Bond Authority, RB, State Clean Water Revolving Fund:
5.00%, 10/01/27	1,250	1,351,575
Pooled Project, 5.00%, 10/01/27	1,240	1,353,361

		39,258,005
Total Municipal Bonds in Michigan		349,643,201

Guam — 2.1%
State — 1.9%
Territory of Guam, RB:
Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	1,400	1,449,196
Business Privilege Tax Bonds, Series A, 5.13%, 1/01/42	2,300	2,327,324
Business Privilege Tax Bonds, Series B-1, 5.00%, 1/01/37	1,165	1,160,177

		4,936,697
Utilities — 0.2%
Guam Power Authority, Refunding RB, Series A, 5.00%, 10/01/34	605	583,516
Total Municipal Bonds in Guam		5,520,213

Puerto Rico — 5.7%
State — 4.7%
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 6.60%, 8/01/41 (c)	8,500	1,378,700
CAB, Series A (NPFGC), 6.62%, 8/01/42 (c)	5,430	822,211
CAB, Series A (NPFGC), 6.65%, 8/01/43 (c)	12,500	1,756,625
CAB, Series A (NPFGC), 6.72%, 8/01/46 (c)	18,750	2,115,750
CAB, Series C, 6.50%, 8/01/38 (c)	2,775	560,744
First Sub-Series A-1, 5.25%, 8/01/43	1,070	957,596
First Sub-Series C (AGM), 5.13%, 8/01/42	4,880	4,477,742

		12,069,368
Municipal Bonds	Par (000)	Value
Puerto Rico (concluded)
Transportation — 1.0%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGC), 5.50%, 7/01/31	$2,750	$2,667,610
Total Municipal Bonds in Puerto Rico		14,736,978
Total Municipal Bonds — 143.2%		369,900,392

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Michigan — 23.1%
County/City/Special District/School District — 4.5%
Lakewood Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/37	6,470	6,797,576
Portage Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/31	4,650	4,771,133

		11,568,709
Education — 12.7%
Michigan State University, Refunding RB, General, Series A, 5.00%, 8/15/38	6,220	6,408,030
Saginaw Valley State University, Refunding RB, General (AGM), 5.00%, 7/01/31	7,500	7,760,925
Wayne State Univeristy, RB, General, Series A, 5.00%, 11/15/40	6,192	6,255,980
Wayne State University, Refunding RB, General (AGM), 5.00%, 11/15/35	12,207	12,370,554

		32,795,489
Health — 1.3%
Michigan Finance Authority, Refunding RB, Trinity Health, 5.00%, 12/01/39	3,350	3,315,897
Utilities — 4.6%
City of Grand Rapids Michigan, RB, Sanitary Sewer System (NPFGC), 5.00%, 7/01/14 (a)	11,387	11,886,052
Total Municipal Bonds Transferred to Tender Option Bond Trusts in Michigan		59,566,147

Puerto Rico — 1.1%
State — 1.1%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C, 5.25%, 8/01/40	3,060	2,932,306
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.2%		62,498,453
Total Long-Term Investments (Cost — $433,874,919) — 167.4%		432,398,845

Short-Term Securities	Shares
BIF Michigan Municipal Money Fund, 0.00% (e)(f)	479,667	479,667
Total Short-Term Securities (Cost — $479,667) — 0.2%		479,667
Total Investments (Cost — $434,354,586) — 167.6%		432,878,512
Other Assets Less Liabilities — 1.9%		4,947,959
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.5)%		(34,885,528)
VRDP Shares, at Liquidation Value — (56.0)%		(144,600,000)

Net Assets Applicable to Common Shares — 100.0%		$258,340,943

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (concluded)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Notes to Schedule of Investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security is collateralized by municipal or US Treasury obligations.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income
BIF Michigan Municipal Money Fund	9,419,517	(8,939,850)	479,667	$2

(f)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$432,398,845	—	$432,398,845
Short-Term Securities	$479,667	—	—	479,667

Total	$479,667	$432,398,845	—	$432,878,512

[1]	See above Schedule of Investments for values in each sector.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(7,264)	—	$(7,264)
TOB trust certificates	—	(34,875,787)	—	(34,875,787)
VRDP Shares	—	(144,600,000)	—	(144,600,000)

Total	—	$(179,483,051)	—	$(179,483,051)

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	35

Schedule of Investments July 31, 2013	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 124.5%
Corporate — 5.8%
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	$5,000	$5,259,150
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	1,000	1,053,830
United Water of New Jersey, Inc., Series B (AMBAC), 4.50%, 11/01/25	1,000	1,028,940

		7,341,920
County/City/Special District/School District — 17.5%
Borough of Hopatcong New Jersey, GO, Refunding, Sewer (AMBAC), 4.50%, 8/01/33	750	757,125
City of Perth Amboy New Jersey, GO, Refunding, CAB (AGM), 5.00%, 7/01/35	1,250	1,265,450
County of Hudson New Jersey, COP, Refunding (NPFGC), 6.25%, 12/01/16	1,000	1,138,540
County of Union New Jersey, GO, Refunding:
4.00%, 3/01/29	1,060	1,051,467
4.00%, 3/01/30	1,060	1,038,556
4.00%, 3/01/31	1,200	1,161,624
Edgewater Borough Board of Education, GO, Refunding, (AGM):
4.25%, 3/01/34	300	299,991
4.25%, 3/01/35	300	298,311
4.30%, 3/01/36	300	299,046
Essex County Improvement Authority, Refunding RB, AMT (NPFGC), 4.75%, 11/01/32	1,000	983,820
Hudson County Improvement Authority, RB:
CAB, Series A-1 (NPFGC), 5.14%, 12/15/32 (a)	1,000	374,130
County Secured, County Services Building Project (AGM), 5.00%, 4/01/27	250	260,563
Harrison Parking Facility Project, Series C (AGC), 5.25%, 1/01/39	1,000	1,036,150
Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	1,400	1,450,078
Monmouth County Improvement Authority, Refunding RB, Governmental Loan (AMBAC):
5.20%, 12/01/14	5	5,015
5.25%, 12/01/15	5	5,013
5.00%, 12/01/17	5	5,010
5.00%, 12/01/18	5	5,009
5.00%, 12/01/19	5	5,007
New Jersey Sports & Exposition Authority, Refunding RB, (NPFGC):
5.50%, 3/01/21	1,540	1,752,243
5.50%, 3/01/22	1,050	1,193,976
New Jersey State Transit Corp., COP, Federal Transit Administration Grants, Subordinate, Series A (AGM) (NPFGC), 5.00%, 9/15/21	1,000	1,082,350
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	3,600	3,104,172
Union County Improvement Authority, RB, Family Court Building Project, 4.00%, 5/01/37	1,425	1,217,149
Union County Utilities Authority, Refunding RB, Series A:
New Jersey Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	2,155	2,228,550
Resource Recovery Facility Lease, Covanta Union, Inc., AMT, 5.25%, 12/01/31	200	203,632

		22,221,977
New Jersey (continued)
Education — 25.5%
New Jersey Educational Facilities Authority, RB:
Montclair State University, Series A (AMBAC), 5.00%, 7/01/21	$1,600	$1,770,480
Rowan University, Series C (NPFGC), 5.00%, 7/01/14 (b)	1,185	1,236,950
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	3,805	3,831,217
Montclair State University, Series J (NPFGC), 4.25%, 7/01/30	2,895	2,799,841
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	1,000	1,030,600
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	1,250	1,199,900
Ramapo College, Series I (AMBAC), 4.25%, 7/01/36	3,890	3,614,899
Rowan University, Series B (AGC), 5.00%, 7/01/26	2,575	2,739,002
Seton Hall University, Series D, 5.00%, 7/01/38	140	144,301
Seton Hall University, Series D, 5.00%, 7/01/43	170	174,406
Stevens Institute of Technology, Series A, 5.00%, 7/01/34	1,500	1,445,295
William Paterson University Series C (AGC), 4.75%, 7/01/34	1,115	1,127,131
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
3.75%, 12/01/26	760	671,148
4.00%, 12/01/28	710	624,999
4.50%, 12/01/28	1,170	1,093,505
4.00%, 12/01/29	290	251,105
4.50%, 12/01/29	1,550	1,429,860
4.63%, 12/01/30	1,475	1,362,915
4.00%, 12/01/31	290	246,419
4.13%, 12/01/35	290	239,746
New Jersey Institute of Technology, RB, Series A, 5.00%, 7/01/42	1,900	1,935,511
Rutgers, The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/30	465	497,941
5.00%, 5/01/43	2,850	2,936,298

		32,403,469
Health — 11.8%
New Jersey Health Care Facilities Financing Authority, RB (AGC):
Marlboro Psychiatric Hospital, 4.00%, 9/15/31	415	364,992
Marlboro Psychiatric Hospital, 4.00%, 9/15/32	1,000	866,600
Meridian Health, Series I, 5.00%, 7/01/38	715	719,304
Meridian Health, Series II, 5.00%, 7/01/38	980	985,899
Meridian Health, Series V, 5.00%, 7/01/38	950	955,719
Virtua Health, 5.50%, 7/01/38	1,000	1,025,290
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/41	1,100	1,236,081
Barnabas Health, Series A, 5.00%, 7/01/24	1,820	1,906,523
Barnabas Health, Series A, 5.63%, 7/01/32	440	451,986
Barnabas Health, Series A, 5.63%, 7/01/37	1,200	1,223,340
Hackensack University Medical (AGM), 4.63%, 1/01/30	2,315	2,276,988

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (concluded)
New Jersey Health Care Facilities Financing Authority, Refunding RB (concluded):
Kennedy Health System, 5.00%, 7/01/42	$140	$135,019
Meridian Health System Obligation, 5.00%, 7/01/25	300	316,089
Meridian Health System Obligation, 5.00%, 7/01/26	2,130	2,216,989
St. Luke’s Warren Hospital Obligation, 5.00%, 8/15/34	300	297,678
St. Luke’s Warren Hospital Obligation, 4.00%, 8/15/37	180	148,828

		15,127,325
Housing — 9.4%
New Jersey Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 4.70%, 11/01/25	3,350	3,404,739
M/F Housing, Series A, 4.55%, 11/01/43	1,425	1,282,472
M/F Housing, Series A, AMT (NPFGC), 4.85%, 11/01/39	400	371,404
S/F Housing, Series AA, 6.50%, 10/01/38	505	519,297
S/F Housing, Series B, 4.50%, 10/01/30	2,805	2,806,739
Series A, AMT (NPFGC), 4.90%, 11/01/35	820	797,204
New Jersey Housing & Mortgage Finance Agency, Refunding RB, AMT:
M/F Housing, Series 2, 4.60%, 11/01/38	1,370	1,217,026
M/F Housing, Series 2, 4.75%, 11/01/46	1,205	1,054,688
S/F Housing, Series T, 4.70%, 10/01/37	465	458,657

		11,912,226
State — 27.0%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 3.74%, 11/01/23 (a)	6,725	4,602,052
Election of 2005, Series A, 5.80%, 11/01/15 (b)	2,605	2,907,440
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series R (NPFGC), 3.88%, 7/01/21 (a)	2,325	1,715,850
Cigarette Tax (Radian), 5.50%, 6/15/14 (b)	225	235,368
Cigarette Tax (Radian), 5.75%, 6/15/14 (b)	785	822,884
Motor Vehicle Surcharge, Series A (NPFGC), 5.00%, 7/01/29	3,500	3,593,870
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	8,500	8,743,270
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	1,000	1,126,160
School Facilities Construction (AGC), 6.00%, 12/15/34	825	928,273
School Facilities Construction (AGC), 6.00%, 12/15/18 (b)	375	464,149
School Facilities Construction, Series KK, 5.00%, 3/01/29	685	709,763
School Facilities Construction, Series KK, 5.00%, 3/01/38	1,430	1,447,646
School Facilities Construction, Series U, 5.00%, 9/01/37	3,000	3,033,510
School Facilities Construction, Series U (AMBAC), 5.00%, 9/01/37	1,000	1,011,170
New Jersey EDA, Refunding RB, Cigarette Tax:
5.00%, 6/15/26	355	359,505
5.00%, 6/15/28	910	899,608
5.00%, 6/15/29	1,195	1,163,022
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
State (concluded)
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/27	$500	$529,740

		34,293,280
Transportation — 20.9%
Delaware River Port Authority, RB, Series D:
5.05%, 1/01/35	1,430	1,478,992
(AGM), 5.00%, 1/01/40	1,500	1,534,620
Delaware River Port Authority, Refunding RB, Port District Project:
5.00%, 1/01/26	700	732,620
5.00%, 1/01/27	525	542,099
New Jersey State Turnpike Authority, RB, Growth & Income Securities, Series B (AMBAC), 5.22%, 1/01/35 (c)	3,005	2,770,580
New Jersey State Turnpike Authority, Refunding RB, Series A:
5.00%, 1/01/35	700	715,897
(AGM), 5.25%, 1/01/29	2,000	2,184,080
New Jersey Transportation Trust Fund Authority, RB:
CAB, Series C (AMBAC), 5.88%, 12/15/35 (a)	2,760	754,805
Transportation System, CAB, Series C (AGM), 5.63%, 12/15/32 (a)	4,750	1,620,225
Transportation System, Series A, 6.00%, 6/15/35	2,000	2,199,680
Transportation System, Series A (AGC), 5.63%, 12/15/28	780	882,929
Transportation System, Series B, 5.50%, 6/15/31	730	777,406
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A (AGM), 5.25%, 12/15/20	4,250	5,009,985
Port Authority of New York & New Jersey, RB:
Consolidated, 93rd Series, 6.13%, 6/01/94	1,000	1,107,270
Special Project, JFK International Air Terminal LLC Project, Series 8, AMT (NPFGC), 6.00%, 12/01/42	1,500	1,658,835
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	2,000	2,180,020
South Jersey Transportation Authority, Refunding RB, Series A:
5.00%, 11/01/29	200	208,408
Transportation System, 5.00%, 11/01/28	200	209,800

		26,568,251
Utilities — 6.6%
Essex County Utilities Authority, Refunding RB, (AGC), 4.13%, 4/01/22	1,000	1,032,240
Jersey City Municipal Utilities Authority, Refunding RB, (AMBAC), 6.25%, 1/01/14	945	963,522
North Hudson Sewerage Authority, Refunding RB, Series A (NPFGC), 5.13%, 8/01/20 (d)	1,710	2,051,880
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC) (a):
4.65%, 9/01/26	4,100	2,246,923
4.99%, 9/01/29	2,750	1,244,705
5.19%, 9/01/33	2,350	839,773

		8,379,043
Total Municipal Bonds in New Jersey		158,247,491

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	37

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Guam — 1.5%
State — 1.5%
Territory of Guam, RB, Business Privilege Tax Bonds:
Series A, 5.13%, 1/01/42	$1,600	$1,619,008
Series B-1, 5.00%, 1/01/37	275	273,861
Total Municipal Bonds in Guam		1,892,869

Puerto Rico — 8.8%
Health — 3.3%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, RB, Hospital De La Concepcion, Series A, 6.13%, 11/15/30	4,220	4,233,968
State — 5.5%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series C, 6.00%, 7/01/39	1,350	1,211,625
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGC), 5.50%, 7/01/31	935	906,988
Puerto Rico Infrastructure Financing Authority, RB, CAB, Series A (NPFGC), 7.79%, 7/01/37 (a)	1,750	281,645
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.00%, 8/01/42	1,000	998,630
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 6.60%, 8/01/41 (a)	6,000	973,200
First Sub-Series A-1, 5.25%, 8/01/43	800	715,960
First Sub-Series C (AGM), 5.13%, 8/01/42	2,095	1,922,309

		7,010,357
Total Municipal Bonds in Puerto Rico		11,244,325
Total Municipal Bonds — 134.8%		171,384,685

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New Jersey — 25.8%
County/City/Special District/School District — 3.9%
Union County Utilities Authority, Refunding LRB, Covanta Union, Series A, AMT, 5.25%, 12/01/31	4,930	5,019,529
Education — 3.3%
Rutgers, The State University of New Jersey, Refunding RB, Series F, 5.00%, 5/01/39	4,003	4,162,637
Housing — 1.6%
New Jersey State Housing & Mortgage Finance Agency, RB, Capital Fund Program, Series A (AGM), 5.00%, 5/01/27	1,980	2,063,120
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New Jersey (concluded)
State — 4.7%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	$3,300	$3,935,184
New Jersey EDA, Refunding RB, 5.00%, 3/01/29 (f)	1,919	1,991,198

		5,926,382
Transportation — 12.3%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (f)	4,100	4,182,615
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	760	789,397
Port Authority of New York & New Jersey, RB, Consolidated, AMT:
163rd Series, 5.00%, 7/15/39	4,089	4,221,833
169th Series, 5.00%, 10/15/41	4,500	4,536,450
Port Authority of New York & New Jersey, Refunding RB, 152nd Series, Consolidated, AMT, 5.25%, 11/01/35	1,829	1,884,171

		15,614,466
Total Municipal Bonds Transferred to Tender Option Bond Trusts in New Jersey		32,786,134

Puerto Rico — 2.3%
State — 2.3%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C, 5.25%, 8/01/40	3,020	2,893,975
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 28.1%		35,680,109
Total Long-Term Investments (Cost — $206,853,188) — 162.9%		207,064,794

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (g)(h)	3,764,692	3,764,692
Total Short-Term Securities (Cost — $3,764,692) — 3.0%		3,764,692
Total Investments (Cost — $210,617,880) — 165.9%		210,829,486
Other Assets Less Liabilities — 1.0%		1,204,642
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.2)%		(20,552,244)
VRDP Shares, at Liquidation Value — (50.7)%		(64,400,000)

Net Assets Applicable to Common Shares — 100.0%		$127,081,884

Notes to Schedule of Investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(d)	Security is collateralized by municipal or US Treasury obligations.

(e)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (concluded)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the Liquidity Provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from June 15, 2019 to September 1, 2020 is $5,099,102.

(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income
BIF New Jersey Municipal Money Fund	1,036,548	2,728,144	3,764,692	$3

(h)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$207,064,794	—	$207,064,794
Short-Term Securities	$3,764,692	—	—	3,764,692

Total	$3,764,692	$207,064,794	—	$210,829,486

[1] See above Schedule of Investments for values in each sector.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(4,566)	—	$(4,566)
TOB trust certificates	—	(20,544,993)	—	(20,544,993)
VRDP Shares	—	(64,400,000)	—	(64,400,000)

Total	—	$(84,949,559)	—	$(84,949,559)

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	39

Schedule of Investments July 31, 2013	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 108.3%
Corporate — 12.3%
County of Beaver IDA Refunding RB, First Energy, Nuclear Energy Corp. Project, Mandatory Put Bonds, Series A, 3.38%, 1/01/35 (a)	$1,200	$1,208,304
County of Delaware IDA Pennsylvania, RB, AMT, Suburban Water Corp., Project, Series A, AMT (AMBAC), 5.15%, 9/01/32	5,500	5,500,935
County of Delaware IDA Pennsylvania, Refunding RB, Water Facilities, Aqua Pennsylvania, Inc. Project, Series B, AMT (NPFGC), 5.00%, 11/01/36	2,520	2,524,057
County of Northumberland IDA Pennsylvania, Refunding RB, AMT (NPFGC), 5.05%, 10/01/39	4,500	4,499,685
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,300	1,409,629
Aqua Pennsylvania, Inc. Project, Series B, 4.50%, 12/01/42	3,630	3,410,458
Waste Management, Inc. Project, AMT, Series A, 5.10%, 10/01/27	1,200	1,208,412
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, AMT, Series A, 5.00%, 11/01/41	865	835,737

		20,597,217
County/City/Special District/School District — 32.0%
Chambersburg Area School District, GO, (NPFGC):
5.25%, 3/01/26	2,115	2,260,068
5.25%, 3/01/27	2,500	2,646,500
City of Philadelphia Pennsylvania, GO, Refunding:
Series A (AGC), 5.00%, 8/01/24	2,000	2,124,100
Series A (AGM), 5.25%, 12/15/32	5,000	5,181,750
City of Pittsburgh Pennsylvania, GO, Refunding, Series B, 5.00%, 9/01/26	970	1,049,375
Connellsville Area School District, GO, Series B (AGM), 5.00%, 11/15/13 (b)	1,000	1,013,850
County of Lycoming Pennsylvania, GO, Series A (AGM):
4.00%, 8/15/38	645	564,981
4.00%, 8/15/42	140	120,583
County of Lycoming Water & Sewer Authority, RB, (AGM), 5.00%, 11/15/41	400	398,168
County of York Pennsylvania, GO, Refunding, 5.00%, 3/01/36	400	409,564
East Stroudsburg Area School District, GO, Refunding, Series A (AGM), 5.00%, 9/01/25	3,000	3,200,070
East Stroudsburg Area School District, GO, Series A (NPFGC), 7.75%, 9/01/27	2,000	2,375,440
Falls Township Pennsylvania, RB, Water & Sewer Authority, 5.00%, 12/01/37	1,070	1,093,337
Lower Merion School District, GO, Refunding, Series A, 3.25%, 11/15/27	2,035	1,908,647
Marple Newtown School District, GO, (AGM), 5.00%, 6/01/31	3,500	3,721,690
Northampton Borough Municipal Authority, RB, (NPFGC), 5.00%, 5/15/14 (b)	350	363,037
Northeastern School District York County, GO, Series B (NPFGC), 5.00%, 4/01/32	1,585	1,619,759
Philadelphia Redevelopment Authority, RB, Quality Redevelopment Neighborhood, Series B, AMT (NPFGC), 5.00%, 4/15/27	4,645	4,827,223
Philipsburg-Osceola Area School District Pennsylvania, GO (AGM):
5.00%, 4/01/41	755	763,313
Series A, 4.00%, 4/01/35	600	536,496
Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
County/City/Special District/School District (concluded)
Philipsburg-Osceola Area School District Pennsylvania, GO (AGM) (concluded):
Series A, 4.00%, 4/01/38	$595	$506,660
Series A, 4.00%, 4/01/41	225	191,167
School District of Philadelphia, GO, Refunding (BHAC), 5.00%, 6/01/34	1,000	991,110
School District of Philadelphia, GO, Series E, 6.00%, 9/01/38	3,300	3,530,274
Shaler Area School District Pennsylvania, GO, CAB (Syncora), 4.90%, 9/01/30 (c)	6,145	2,687,577
State Public School Building Authority, Community College, Allegheny County Project (AGM), 5.00%, 7/15/34	1,880	1,922,037
State Public School Building Authority, RB, Corry Area School District, CAB (AGM) (c):
3.57%, 12/15/22	1,640	1,177,586
3.75%, 12/15/23	1,980	1,347,350
3.91%, 12/15/24	1,980	1,275,219
4.06%, 12/15/25	1,770	1,076,762
State Public School Building Authority, Refunding RB:
Harrisburg Schood Distric Project, Series A (AGC), 5.00%, 11/15/33	1,200	1,219,800
School District Philadelphia Project, Series B (AGM), 5.00%, 6/01/26	1,500	1,525,770

		53,629,263
Education — 5.9%
County of Adams IDA Pennsylvania, Refunding RB, Gettysburg College, 5.00%, 8/15/26	100	105,744
East Hempfield Township IDA, RB, Student Services, Inc., Student Housing Project at Millersville University, 5.00%, 7/01/35	385	360,175
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	1,500	1,503,870
Shippensburg University Student Services, Inc., Student Housing Project, 5.00%, 10/01/44	1,195	1,097,823
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 5/01/41	2,750	2,825,515
La Salle University, 5.00%, 5/01/37	765	735,134
State System of Higher Education, Series AL, 5.00%, 6/15/35	1,780	1,835,198
Thomas Jefferson University, 4.00%, 3/01/37	375	326,584
Thomas Jefferson University, 5.00%, 3/01/42	310	313,825
Swarthmore Borough Authority, Refunding RB, 5.00%, 9/15/38	830	873,061

		9,976,929
Health — 15.9%
Allegheny County Hospital Development Authority, RB, Health Center, UPMC Health, Series B (NPFGC), 6.00%, 7/01/26	2,000	2,340,720
Berks County Municipal Authority, Refunding RB, Reading Hospital & Medical Center, Series A, 5.00%, 11/01/40	765	744,957
Centre County Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/46	2,020	2,301,507

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Health (concluded)
County of Lehigh Pennsylvania, RB, Lehigh Valley Health Network, Series A (AGM), 5.00%, 7/01/33	$7,995	$7,998,118
County of Montgomery IDA Pennsylvania, RB, Acts Retirement Life Community, Series A-1, 6.25%, 11/15/29	235	252,893
County of Montgomery IDA Pennsylvania, Refunding RB, Acts Retirement Life Communitiy:
5.00%, 11/15/27	690	696,914
5.00%, 11/15/28	445	444,435
5.00%, 11/15/29	150	149,163
County of Montgomery Pennsylvania, RB, Acts Retirement Life Community, Series A, 4.50%, 11/15/36	295	258,255
Cumberland County Municipal Authority, Refunding RB, Diakon Lutheran, 6.38%, 1/01/39	500	525,235
Monroeville Finance Authority, Refunding RB, Allegheny County Pennsylvania, UPMC, 5.00%, 2/15/42	2,000	1,961,220
Montgomery County Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital:
3.25%, 6/01/26	625	552,437
3.75%, 6/01/31	470	399,688
Series A, 5.13%, 6/01/33	490	494,758
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Presbyterian Medical Center, 6.65%, 12/01/19 (d)	2,705	3,196,688
Saint Mary Hospital Authority, Refunding RB, Catholic Health East, Series A:
5.00%, 11/15/26	1,325	1,369,957
5.00%, 11/15/27	945	968,568
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 7/01/35	2,000	2,038,620

		26,694,133
Housing — 8.2%
Pennsylvania HFA, RB, S/F Mortgage:
Series 114-C, 3.65%, 10/01/37	1,915	1,585,141
Series 114-C, 3.70%, 10/01/42	3,585	2,922,707
Series 92-A, AMT, 4.75%, 4/01/31	620	621,240
Pennsylvania HFA, Refunding RB:
S/F Mortgage, Series 110-B, 4.75%, 10/01/39	765	786,099
S/F Mortgage, Series 113, 4.85%, 10/01/37	4,125	4,049,843
Series 99-A, AMT, 5.15%, 4/01/38	855	832,804
Philadelphia Housing Authority, RB, Capital Fund Program, Series A (AGM), 5.50%, 12/01/18	3,000	3,041,430

		13,839,264
State — 3.0%
Commonwealth of Pennsylvania, GO, First Series, 5.00%, 6/01/28	600	653,568
Pennsylvania Economic Development Financing Authority, Refunding RB, Unemployment Compensation, Series B, 5.00%, 7/01/23	600	650,358
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Remarketing, Series C (NPFGC), 5.00%, 12/01/32	3,600	3,689,820

		4,993,746
Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Transportation — 19.9%
City of Philadelphia Pennsylvania, ARB, Series A:
5.00%, 6/15/40	$2,500	$2,442,050
AMT (AGM), 5.00%, 6/15/37	7,500	7,255,950
Delaware River Port Authority, RB, Series D (AGM), 5.00%, 1/01/40	1,560	1,596,005
Pennsylvania Turnpike Commission, RB:
Motor License Fund, Enhanced Turnpike, Special Sub-Series A, 5.00%, 12/01/37	705	717,937
Motor License Fund, Enhanced Turnpike, Special Sub-Series A, 5.00%, 12/01/42	2,100	2,124,108
Senior Lien, Series A, 5.00%, 12/01/42	2,500	2,531,475
Series A (AMBAC), 5.50%, 12/01/31	7,800	8,145,618
Series A (AMBAC), 5.25%, 12/01/32	350	364,269
Sub-Series A, 6.00%, 12/01/41	700	763,882
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B (AGM), 5.25% 6/01/39	3,500	3,580,850
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts:
5.00%, 6/01/28	1,570	1,651,938
5.00%, 6/01/29	2,080	2,170,210

		33,344,292
Utilities — 11.1%
Allegheny County Sanitary Authority, Refunding RB, Series A (NPFGC), 5.00%, 12/01/30	5,000	5,264,750
Bucks County Water & Sewer Authority, RB, Water System (AGM), 5.00%, 12/01/41	500	515,080
City of Philadelphia Pennsylvania Gas Works, RB:
1998 General Ordinance, 4th Series (AGM), 5.00%, 8/01/32	3,300	3,291,981
9th Series, 5.25%, 8/01/40	1,430	1,415,743
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 1/01/36	700	717,857
Series C (AGM), 5.00%, 8/01/40	3,000	3,015,840
County of Westmoreland Municipal Authority, RB, 5.00%, 8/15/37	150	151,056
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	1,420	1,485,434
Reading Area Water Auhtority Pennsylvania, RB, (AGM), 5.00%, 12/01/27	2,680	2,797,169

		18,654,910
Total Municipal Bonds in Pennsylvania		181,729,754

Guam — 2.0%
State — 0.5%
Territory of Guam, RB, Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	805	833,288
Transportation — 1.5%
Guam International Airport Authority, Refunding RB, Series C, AMT (NPFGC), 5.00%, 10/01/23	2,500	2,501,800
Total Municipal Bonds in Guam		3,335,088

Puerto Rico — 0.7%
State — 0.7%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series A-4 (AGM), 5.25%, 7/01/30	1,270	1,207,097
Total Municipal Bonds — 111.0%		186,271,939

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	41

Schedule of Investments (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Pennsylvania — 53.7%
County/City/Special District/School District — 5.3%
Erie County Conventional Center Authority, RB, 5.00%, 1/15/36	$8,850	$8,945,399
Education — 13.1%
Pennsylvania Higher Educational Facilities Authority, RB:
Series AE (NPFGC), 4.75%, 6/15/32	8,845	8,853,924
University of Pennsylvania Health System, Series A, 4.00%, 8/15/39	7,600	6,335,208
University of Pennsylvania Health System, Series A, 5.75%, 8/15/41	4,270	4,494,175
University of Pittsburgh Pennsylvania, RB, Capital Project, Series B, 5.00%, 9/15/28	2,202	2,387,262

		22,070,569
Health — 10.0%
Geisinger Authority Pennsylvania, RB, Health System:
Series A, 5.13%, 6/01/34	2,500	2,548,400
Series A, 5.25%, 6/01/39	3,128	3,189,583
Series A-1, 5.13%, 6/01/41	6,270	6,348,249
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	4,680	4,701,060

		16,787,292
Housing — 3.3%
Pennsylvania HFA, Refunding RB, AMT:
Series 115A, 4.20%, 10/01/33	3,000	2,750,730
Series 96-A, 4.70%, 10/01/37	2,800	2,742,180

		5,492,910
State — 22.0%
Commonwealth of Pennsylvania, GO, First Series:
5.00%, 3/15/28	5,203	5,601,410
5.00%, 11/15/30	6,350	6,793,865
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Pennsylvania (concluded)
State (concluded)
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Remarketing, Series C (NPFGC), 5.00%, 12/01/32	10,000	10,249,500
State Public School Building Authority, Refunding RB, School District of Philadelphia Project, Series B (AGM), 5.00%, 6/01/26	14,026	14,267,205

		36,911,980
Total Municipal Bonds Transferred to Tender Option Bond Trusts in Pennsylvania		90,208,150

Puerto Rico — 2.9%
State — 2.9%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	5,000	4,791,350
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 56.6%		94,999,500
Total Long-Term Investments (Cost — $282,103,782) — 167.6%		281,271,439

Short-Term Securities	Shares
BIF Pennsylvania Municipal Money Fund, 0.00% (f)(g)	3,198,164	3,198,164
Total Short-Term Securities (Cost — $3,198,164) — 1.9%		3,198,164
Total Investments (Cost — $285,301,946) — 169.5%		284,469,603
Other Assets Less Liabilities — 1.6%		2,716,036
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (31.6%)		(53,028,513)
VRDP Shares, at Liquidation Value — (39.5%)		(66,300,000)

Net Assets Applicable to Common Shares — 100.0%		$167,857,126

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Security is collateralized by municipal or US Treasury obligations.

(e)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income
BIF Pennsylvania Municipal Money Fund	3,976,718	(778,554)	3,198,164	$163

(g)	Represents the current yield as of report date.

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund’s management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (concluded)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$281,271,439	—	$281,271,439
Short-Term Securities	$3,198,164	—	—	3,198,164

Total	$3,198,164	$281,271,439	—	$284,469,603

[1] See above Schedule of Investments for values in each sector or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(5,337)	—	$(5,337)
TOB trust certificates	—	(53,009,902)	—	(53,009,902)
VRDP Shares	—	(66,300,000)	—	(66,300,000)

Total	—	$(119,315,239)	—	$(119,315,239)

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	43

Statements of Assets and Liabilities

July 31, 2013	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Assets
Investments at value — unaffiliated[1]	$1,006,108,591	$509,873,572	$198,066,358	$432,398,845	$207,064,794	$281,271,439
Investments at value — affiliated[2]	501,963	7,170,770	8,162,312	479,667	3,764,692	3,198,164
Interest receivable	14,287,485	4,773,948	2,253,065	4,756,394	1,838,219	3,147,962
Investments sold receivable	10,302,647	—	1,673,822	1,629,006	—	412,533
Deferred offering costs	180,418	337,499	70,102	263,638	227,922	206,201
Prepaid expenses	65,342	5,600	2,196	4,729	2,237	3,086

Total assets	1,031,446,446	522,161,389	210,227,855	439,532,279	212,897,864	288,239,385

Accrued Liabilities
Bank overdraft	12,651	8,444	4,529	7,264	4,566	5,337
Investments purchased payable	5,978,818	—	5,157,896	—	—	—
Income dividends payable — Common Shares	2,931,678	1,576,638	601,596	1,396,042	658,239	851,328
TOB trust payable	—	—	4,320,000	—	—	—
Investment advisory fees payable	488,803	225,147	88,230	188,477	90,678	123,427
Officer’s and Directors’ fees payable	196,054	4,153	1,995	3,583	1,995	2,609
Interest expense and fees payable	84,548	14,179	12,362	9,741	7,251	18,611
Other accrued expenses payable	169,043	236,352	62,061	110,442	108,258	71,045

Total accrued liabilities	9,861,595	2,064,913	10,248,669	1,715,549	870,987	1,072,357

Other Liabilities
TOB trust certificates	172,315,932	38,231,115	28,191,767	34,875,787	20,544,993	53,009,902
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	172,700,000	—	144,600,000	64,400,000	66,300,000
VMTP Shares, at liquidation value of $100,000 per share[3,4]	254,000,000	—	56,500,000	—	—	—

Total other liabilities	426,315,932	210,931,115	84,691,767	179,475,787	84,944,993	119,309,902

Total liabilities	436,177,527	212,996,028	94,940,436	181,191,336	85,815,980	120,382,259

Net Assets Applicable to Common Shareholders	$595,268,919	$309,165,361	$115,287,419	$258,340,943	$127,081,884	$167,857,126

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$586,118,912	$299,227,040	$118,064,506	$261,346,054	$125,364,272	$170,192,992
Undistributed net investment income	8,922,327	5,341,924	1,964,734	3,122,486	2,577,866	2,030,860
Accumulated net realized loss	(8,576,640)	(962,593)	(7,376,309)	(4,651,523)	(1,071,860)	(3,534,383)
Net unrealized appreciation/depreciation	8,804,320	5,558,990	2,634,488	(1,476,074)	211,606	(832,343)

Net Assets Applicable to Common Shareholders	$595,268,919	$309,165,361	$115,287,419	$258,340,943	$127,081,884	$167,857,126

Net asset value per Common Share	$14.52	$14.51	$13.61	$14.16	$14.29	$14.59

[1] Investments at cost — unaffiliated	$997,304,271	$504,314,582	$195,431,870	$433,874,919	$206,853,188	$282,103,782
[2] Investments at cost — affiliated	$501,963	$7,170,770	$8,162,312	$479,667	$3,764,692	$3,198,164
[3] Preferred Shares outstanding:
Par value $0.05 per share	—	—	565	—	—	663
Par value $0.10 per share	2,540	1,727	—	1,446	644	—
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	18,140	9,847	1,000,565	8,046	3,584	1,000,663
[5] Common Shares outstanding	41,002,483	21,305,921	8,473,184	18,248,909	8,895,127	11,504,433
[6] Par value per Common Share	$0.10	$0.10	$0.10	$0.10	$0.10	$0.10
[7] Common Shares authorized	200 million	200 million	unlimited	200 million	200 million	unlimited

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2013

Statements of Operations

Year Ended July 31, 2013	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Investment Income
Interest	$45,464,317	$23,760,812	$9,365,574	$20,747,236	$9,840,248	$13,179,425
Income — affiliated	5	5	529	2	3	163

Total income	45,464,322	23,760,817	9,366,103	20,747,238	9,840,251	13,179,588

Expenses
Investment advisory	6,117,403	3,040,754	1,117,400	2,331,645	1,120,409	1,541,871
Liquidity fees	—	1,222,591	—	—	455,907	—
Accounting services	139,090	80,040	43,620	73,740	43,681	54,273
Professional	92,263	48,254	64,508	46,642	61,032	74,695
Remarketing fees on Preferred Shares	—	172,700	—	—	64,400	—
Officer and Directors	78,076	35,918	14,150	28,561	15,094	19,876
Transfer agent	29,972	28,302	22,960	29,813	21,264	27,151
Custodian	45,443	28,293	12,557	23,457	12,951	16,833
Registration	8,427	5,568	5,573	5,551	5,633	5,565
Printing	8,201	6,275	6,063	5,470	4,963	2,764
Miscellaneous	100,522	70,729	36,049	46,744	45,326	41,050

Total expenses excluding interest expense, fees and amortization of offering costs	6,619,397	4,739,424	1,322,880	2,591,623	1,850,660	1,784,078
Interest expense, fees and amortization of offering costs[1]	4,266,434	840,534	950,653	1,774,295	350,102	1,099,920

Total expenses	10,885,831	5,579,958	2,273,533	4,365,918	2,200,762	2,883,998
Less fees waived by Manager	(499,637)	(116,857)	(1,381)	(1,551)	(4,081)	(979)

Total expenses after fees waived	10,386,194	5,463,101	2,272,152	4,364,367	2,196,681	2,883,019

Net investment income	35,078,128	18,297,716	7,093,951	16,382,871	7,643,570	10,296,569

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,053,231	123,329	98,315	469,070	(532,054)	141,354
Financial futures contracts	1,070,036	516,911	465,199	161,139	220,307	—

	4,123,267	640,240	563,514	630,209	(311,747)	141,354

Net change in unrealized appreciation/depreciation on investments	(78,639,908)	(43,197,563)	(18,405,631)	(37,218,376)	(17,628,493)	(22,994,319)

Total realized and unrealized loss	(74,516,641)	(42,557,323)	(17,842,117)	(36,588,167)	(17,940,240)	(22,852,965)

Distributions to VRDP Shareholders from net realized gain	—	—	—	—	(5,857)	—

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(39,438,513)	$(24,259,607)	$(10,748,166)	$(20,205,296)	$(10,302,527)	$(12,556,396)

[1] Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	45

Statements of Changes in Net Assets

	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)		BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012	2013	2012

Operations
Net investment income	$35,078,128	$38,695,079	$18,297,716	$17,624,095
Net realized gain	4,123,267	9,613,108	640,240	847,227
Net change in unrealized appreciation/depreciation	(78,639,908)	77,535,449	(43,197,563)	38,878,617
Dividends to AMPS shareholders from net investment income	—	(391,674)	—	—

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(39,438,513)	125,451,962	(24,259,607)	57,349,939

Dividends to Common Shareholders From[1]
Net investment income	(38,222,539)	(38,034,966)	(18,910,036)	(18,885,230)

Capital Share Transactions
Reinvestment of common dividends	1,852,754	260,092	497,797	288,582

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(75,808,298)	87,677,088	(42,671,846)	38,753,291
Beginning of year	671,077,217	583,400,129	351,837,207	313,083,916

End of year	$595,268,919	$671,077,217	$309,165,361	$351,837,207

Undistributed net investment income	$8,922,327	$12,525,278	$5,341,924	$5,942,203

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2013

Statements of Changes in Net Assets

	BlackRock MuniYield Investment Quality Fund (MFT)		BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012	2013	2012

Operations
Net investment income	$7,093,951	$7,349,601	$16,382,871	$15,913,136
Net realized gain	563,514	4,056,923	630,209	297,533
Net change in unrealized appreciation/depreciation	(18,405,631)	15,593,220	(37,218,376)	29,064,094
Dividends to AMPS shareholders from net investment income	—	(101,371)	—	—

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(10,748,166)	26,898,373	(20,205,296)	45,274,763

Dividends to Common Shareholders From[1]
Net investment income	(7,217,546)	(7,213,049)	(16,743,706)	(16,994,949)

Capital Share Transactions
Reinvestment of common dividends	93,174	51,841	485,894	197,986

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(17,872,538)	19,737,165	(36,463,108)	28,477,800
Beginning of year	133,159,957	113,422,792	294,804,051	266,326,251

End of year	$115,287,419	$133,159,957	$258,340,943	$294,804,051

Undistributed net investment income	$1,964,734	$2,039,598	$3,122,486	$3,508,313

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	47

Statements of Changes in Net Assets

	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)		BlackRock MuniYield Pennsylvania Quality Fund (MPA)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012	2013	2012

Operations
Net investment income	$7,643,570	$7,289,984	$10,296,569	$9,812,322
Net realized gain (loss)	(311,747)	123,544	141,354	473,116
Net change in unrealized appreciation/depreciation	(17,628,493)	16,580,499	(22,994,319)	18,606,827
Distributions to VRDP shareholders from net realized gain	(5,857)	—	—	—

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(10,302,527)	23,994,027	(12,556,396)	28,892,265

Dividends and Distributions to Common Shareholders From[1]
Net investment income	(7,777,215)	(7,917,169)	(10,214,489)	(10,493,933)
Net realized gain	(254,189)	—	—	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(8,031,404)	(7,917,169)	(10,214,489)	(10,493,933)

Capital Share Transactions
Reinvestment of common dividends	473,838	384,157	65,526	226,396

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(17,860,093)	16,461,015	(22,705,359)	18,624,728
Beginning of year	144,941,977	128,480,962	190,562,485	171,937,757

End of year	$127,081,884	$144,941,977	$167,857,126	$190,562,485

Undistributed net investment income	$2,577,866	$2,702,465	$2,030,860	$1,981,330

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2013

Statements of Cash Flows

Year Ended July 31, 2013	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(39,438,513)	$(24,259,607)	$(10,748,166)	$(20,205,296)	$(10,296,670)	$(12,556,396)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	360,407	(44,510)	224,150	207,964	(68,891)	(138,940)
(Increase) decrease in prepaid expenses	(49,516)	2,364	794	2,045	914	1,262
Decrease in investment advisory fees payable	(60,871)	(30,338)	(5,136)	(8,640)	(3,092)	(5,572)
Increase (decrease) in interest expense and fees payable	(22,176)	2,510	(2,388)	(1,989)	1,332	333
Increase (decrease) in other accrued expenses payable	13,263	(52,608)	(14,612)	(66,139)	(21,496)	(7,786)
Increase in Officer’s and Directors’ fees payable	54,259	2,578	1,424	503	1,354	1,716
Net realized and unrealized loss on investments	75,586,677	43,074,234	18,307,316	36,749,306	18,160,547	22,852,965
Amortization of premium and accretion of discount on investments	4,713,658	(406,901)	938,310	349,465	(508,075)	587,964
Amortization of deferred offering costs	97,818	9,278	49,715	8,363	7,116	6,497
Proceeds from sales of long-term investments	382,386,594	52,428,363	125,620,469	76,792,499	24,891,520	23,684,948
Purchases of long-term investments	(392,452,200)	(58,285,487)	(115,860,743)	(91,827,255)	(28,071,360)	(27,290,968)
Net proceeds from sales (purchases) of short-term securities	18,925,503	(2,550,660)	(10,467,312)	8,939,850	(2,728,144)	778,554

Cash provided by operating activities	50,114,903	9,889,216	8,043,821	10,940,676	1,365,055	7,914,577

Cash Used for Financing Activities
Increase in bank overdraft	12,651	8,444	4,529	7,264	4,566	5,337
Cash receipts from TOB trust certificates	31,774,983	8,512,370	2,514,527	9,791,903	6,173,944	5,300,000
Cash payments for TOB trust certificates	(45,234,065)	—	(3,778,729)	(4,484,307)	—	(3,150,000)
Cash dividends paid to Common Shareholders	(36,668,472)	(18,410,030)	(7,124,372)	(16,255,536)	(7,537,708)	(10,148,674)
Cash distributions paid to VRDP shareholders	—	—	—	—	(5,857)	—

Cash used for financing activities	(50,114,903)	(9,889,216)	(8,384,045)	(10,940,676)	(1,365,055)	(7,993,337)

Cash
Net decrease in cash	—	—	(340,224)	—	—	(78,760)
Cash at beginning of year	—	—	340,224	—	—	78,760

Cash at end of year	—	—	—	—	—	—

Cash Flow Information
Cash paid during the year for interest and fees	$4,190,792	$828,746	$903,326	$1,767,921	$341,654	$1,093,090

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$1,852,754	$497,797	$93,174	$485,894	$473,838	$$65,526

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	49

Financial Highlights	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

	Year Ended July 31,							Period July 1, 2009 to July 31, 2009		Year Ended June 30, 2009
	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$16.41	$14.27		$14.55		$13.21		$13.05		$13.84

Net investment income[1]	0.86	0.95		0.97		0.92		0.08		0.90
Net realized and unrealized gain (loss)	(1.82)	2.13		(0.33)		1.24		0.14		(0.89)
Dividends to AMPS shareholders from net investment income	—	(0.01)		(0.02)		(0.03)		(0.00)[2]		(0.15)

Net increase (decrease) from investment operations	(0.96)	3.07		0.62		2.13		0.22		(0.14)

Dividends to Common Shareholders from net investment income[3]	(0.93)	(0.93)		(0.90)		(0.79)		(0.06)		(0.65)

Net asset value, end of period	$14.52	$16.41		$14.27		$14.55		$13.21		$13.05

Market price, end of period	$13.31	$16.36		$13.15		$14.04		$12.18		$11.07

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	(6.16)%	22.26%		4.88%		16.96%		1.75%	[5]	0.21%

Based on market price	(13.71)%	32.27%		0.16%		22.40%		10.59%	[5]	(3.88)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.64%	1.48%	[6]	1.38%	[6]	1.23%	[6]	1.34%	[6,7,8]	1.59%	[6]

Total expenses after fees waived	1.56%	1.39%	[6]	1.25%	[6]	1.12%	[6]	1.19%	[6,7,8]	1.40%	[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[9]	0.92%	1.01%	[6,10]	1.02%	[6]	0.98%	[6]	1.06%	[6,7,8]	1.02%	[6]

Net investment income	5.27%	6.14%	[6]	6.93%	[6]	6.52%	[6]	6.59%	[6,7,8]	7.08%	[6]

Dividends to AMPS shareholders	—	0.06%		0.16%		0.18%		0.23%	[7]	1.15%

Net investment income to Common Shareholders	5.27%	6.08%		6.77%		6.34%		6.36%	[7,8]	5.93%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$595,269	$671,077		$583,400		$594,734		$540,144		$533,256

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—		$254,000		$254,000		$254,000		$287,375

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$254,000	$254,000		—		—		—		—

Portfolio turnover	34%	46%		24%		25%		1%		19%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—		$82,421		$83,538		$78,166		$71,392

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$334,358	$364,204		—		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Do not reflect the effect of dividends to AMPS shareholders.

[7]	Annualized.

[8]

Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses and amortization offering costs were annualized, the ratios of total expenses, total expenses after fees waived, total expenses after fees waived excluding interest expense fees, net investment income and net investment income to Common Shareholders would have been 1.43%, 1.28%, 1.15%, 6.50% and 6.27%, respectively.

[9]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP shares, respectively.

[10]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.97%.

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2013

Financial Highlights	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

	Year Ended July 31,
	2013	2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$16.54	$14.73		$15.19		$14.40	$14.35

Net investment income[1]	0.86	0.83		0.93		1.00	0.98
Net realized and unrealized gain (loss)	(2.00)	1.87		(0.47)		0.67	(0.11)
Dividends and distributions to AMPS shareholders from:
Net investment income	—	—		(0.03)		(0.03)	(0.16)
Net realized gain	—	—		—		(0.00)[2]	—

Net increase (decrease) from investment operations	(1.14)	2.70		0.43		1.64	0.71

Dividends and distributions to Common Shareholders from:[3]
Net investment income	(0.89)	(0.89)		(0.89)		(0.84)	(0.66)
Net realized gain	—	—		—		(0.01)	—

Total dividends and distributions to Common Shareholders	(0.89)	(0.89)		(0.89)		(0.85)	(0.66)

Net asset value, end of year	$14.51	$16.54		$14.73		$15.19	$14.40

Market price, end of year	$13.30	$16.05		$13.74		$15.05	$13.38

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	(7.19)%	18.96%		3.28%		11.95%	6.13%

Based on market price	(12.33)%	23.76%		(2.77)%		19.37%	9.45%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.61%	1.81%	[5]	1.21%	[5]	1.13% [5]	1.30%	[5]

Total expenses after fees waived	1.58%	1.78%	[5]	1.17%	[5]	1.08% [5]	1.21%	[5]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[6]	1.33% [7]	1.43%	[5,7]	1.11%	[5]	1.05% [5]	1.10%	[5]

Net investment income	5.28%	5.28%	[5]	6.36%	[5]	6.71% [5]	7.04%	[5]

Dividends to AMPS shareholders	—	—		0.21%		0.22%	1.13%

Net investment income to Common Shareholders	5.28%	5.28%		6.15%		6.49%	5.91%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$309,165	$351,837		$313,084		$322,681	$305,856

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		—		$172,700	$172,700

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$172,700	$172,700		$172,700		—	—

Portfolio turnover	10%	17%		12%		13%	9%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		—		$71,713	$69,278

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$279,019	$303,727		$281,288		—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Do not reflect the effect of dividends to AMPS shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the years ended July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.93% and 1.01%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	51

Financial Highlights	BlackRock MuniYield Investment Quality Fund (MFT)

	Year Ended July 31,
	2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$15.73	$13.40		$13.87		$12.83		$13.42

Net investment income[1]	0.84	0.87		0.91		0.92		0.94
Net realized and unrealized gain (loss)	(2.11)	2.32		(0.49)		0.98		(0.70)
Dividends to AMPS shareholders from net investment income	—	(0.01)		(0.04)		(0.04)		(0.15)

Net increase (decrease) from investment operations	(1.27)	3.18		0.38		1.86		0.09

Dividends to Common Shareholders from net investment income[2]	(0.85)	(0.85)		(0.85)		(0.82)		(0.68)

Net asset value, end of year	$13.61	$15.73		$13.40		$13.87		$12.83

Market price, end of year	$12.20	$15.47		$12.39		$14.28		$11.80

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(8.41)%	24.51%		3.20%		14.99%		1.94%

Based on market price	(16.52)%	32.43%		(7.32)%		28.72%		7.08%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.72%	1.58%	[4]	1.23%	[4]	1.19%	[4]	1.40%	[4]

Total expenses after fees waived	1.72%	1.58%	[4]	1.23%	[4]	1.19%	[4]	1.37%	[4]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	1.00%	1.08%	[4,6]	1.11%	[4]	1.09%	[4]	1.19%	[4]

Net investment income	5.36%	5.94%	[4]	6.91%	[4]	6.80%	[4]	7.54%	[4]

Dividends to AMPS shareholders	—	0.08%		0.28%		0.29%		1.23%

Net investment income to Common Shareholders	5.36%	5.86%		6.63%		6.51%		6.31%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$115,287	$133,160		$113,423		$117,341		$108,434

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		$56,525		$56,525		$56,525

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$56,500	$56,500		—		—		—

Portfolio turnover	51%	43%		29%		38%		43%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		$75,165		$76,900		$72,961

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$304,049	$335,681		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

52	ANNUAL REPORT	JULY 31, 2013

Financial Highlights	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

	Year Ended July 31,
	2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$16.18	$14.63		$14.92		$13.93		$14.16

Net investment income[1]	0.90	0.87		0.93		0.98		1.00
Net realized and unrealized gain (loss)	(2.00)	1.61		(0.26)		0.94		(0.40)
Dividends to AMPS shareholders from net investment income	—	—		(0.04)		(0.05)		(0.16)

Net increase (decrease) from investment operations	(1.10)	2.48		0.63		1.87		0.44

Dividends to Common Shareholders from net investment income[2]	(0.92)	(0.93)		(0.92)		(0.88)		(0.67)

Net asset value, end of year	$14.16	$16.18		$14.63		$14.92		$13.93

Market price, end of year	$12.57	$16.05		$13.39		$14.55		$12.25

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(7.09)%	17.60%		4.78%		14.31%		4.66%

Based on market price	(16.86)%	27.46%		(1.67)%		26.76%		5.95%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.50%	1.72%		1.37%	[4]	1.07%	[4]	1.27%	[4]

Total expenses after fees waived	1.50%	1.72%		1.36%	[4]	1.07%	[4]	1.25%	[4]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	0.89%	1.38%	[6]	1.23%	[4]	1.03%	[4]	1.09%	[4]

Net investment income	5.62%	5.65%		6.48%	[4]	6.72%	[4]	7.37%	[4]

Dividends to AMPS shareholders	—	—		0.25%		0.31%		1.19%	[4]

Net investment income to Common Shareholders	5.62%	5.65%		6.23%		6.41%		6.18%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$258,341	$294,804		$266,326		$271,609		$253,630

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		—		$144,650		$144,650

VRDP shares outstanding at $100,000 liquidation value, end of year (000)	$144,600	$144,600		$144,600		—		—

Portfolio turnover	17%	19%		16%		15%		9%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		—		$71,945		$68,838

Asset coverage per VRDP shares at $100,000 liquidation value, end of year	$278,659	$303,876		$284,181		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.98%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	53

Financial Highlights	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

	Year Ended July 31,
	2013	2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$16.35	$14.53		$15.00		$14.07	$14.23

Net investment income[1]	0.86	0.82		0.91		0.98	0.96
Net realized and unrealized gain (loss)	(2.01)	1.89		(0.48)		0.94	(0.27)
Distributions to VRDP shareholders from net realized gain	(0.00)[2]	—		—		—	—
Dividends and distributions to AMPS shareholders from:
Net investment income	—	—		(0.04)		(0.04)	(0.15)
Net realized gain	—	—		—		(0.01)	(0.01)

Net increase (decrease) from investment operations	(1.15)	2.71		0.39		1.87	0.53

Dividends to Common Shareholders from:[3]
Net investment income	(0.88)	(0.89)		(0.86)		(0.84)	(0.67)
Net realized gain	(0.03)	—		—		(0.10)	(0.02)

Total dividends and distributions to Common Shareholders	(0.91)	(0.89)		(0.86)		(0.94)	(0.69)

Net asset value, end of year	$14.29	$16.35		$14.53		$15.00	$14.07

Market price, end of year	$13.27	$16.31		$13.16		$14.92	$12.82

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	(7.41)%	19.32%		3.10%		13.90%	4.94%

Based on market price	(13.81)%	31.42%		(6.12)%		24.34%	6.22%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.54%	1.71%	[5]	1.13%	[5]	1.06% [5]	1.22% [5]

Total expenses after fees waived	1.53%	1.70%	[5]	1.12%	[5]	1.05% [5]	1.21% [5]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[6]	1.29% [7]	1.38%	[5,7]	1.08%	[5]	1.02% [5]	1.11% [5]

Net investment income	5.34%	5.31%	[5]	6.32%	[5]	6.64% [5]	7.10% [5]

Dividends to AMPS shareholders	—	—		0.31%		0.29%	1.12%

Net investment income to Common Shareholders	5.34%	5.31%		6.01%		6.35%	5.98%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$127,082	$144,942		$128,481		$132,281	$123,806

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		—		$64,475	$64,475

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$64,400	$64,400		$64,400		—	—

Portfolio turnover	11%	21%		12%		12%	8%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		—		$76,294	$73,008

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$297,332	$325,065		$299,505		—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Do not reflect the effect of dividends to AMPS shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the years ended July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.93% and 0.99%.

See Notes to Financial Statements.

54	ANNUAL REPORT	JULY 31, 2013

Financial Highlights	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

	Year Ended July 31,
	2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$16.57	$14.97		$15.38		$14.28		$14.30

Net investment income[1]	0.90	0.85		0.92		0.92		0.93
Net realized and unrealized gain (loss)	(1.99)	1.66		(0.38)		1.02		(0.15)
Dividends to AMPS shareholders from net investment income	—	—		(0.03)		(0.03)		(0.14)

Net increase (decrease) from investment operations	(1.09)	2.51		0.51		1.91		0.64

Dividends to Common Shareholders from net investment income[2]	(0.89)	(0.91)		(0.92)		(0.81)		(0.66)

Net asset value, end of year	$14.59	$16.57		$14.97		$15.38		$14.28

Market price, end of year	$13.07	$15.98		$13.94		$15.26		$12.87

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(6.78)%	17.34%		3.84%		14.18%		5.88%

Based on market price	(13.42)%	21.53%		(2.55)%		25.70%		9.78%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.53%	1.65%		1.37%	[4]	1.15%	[4]	1.27%	[4]

Total expenses after fees waived	1.53%	1.65%		1.36%	[4]	1.15%	[4]	1.25%	[4]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	0.94%	1.28%	[6]	1.14%	[4]	1.00%	[4]	1.06%	[4]

Net investment income	5.46%	5.38%		6.24%	[4]	6.17%	[4]	6.82%	[4]

Dividends to AMPS shareholders	—	—		0.18%		0.22%		1.00%

Net investment income to Common Shareholders	5.46%	5.38%		6.06%		5.95%		5.82%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$167,857	$190,562		$171,938		$176,530		$163,918

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		—		$66,350		$66,350

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$66,300	$66,300		$66,300		—		—

Portfolio turnover	8%	23%		11%		6%		18%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		—		$91,517		$86,765

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$353,178	$387,425		$359,333		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	55

Notes to Financial Statements

1. Organization:

BlackRock MuniHoldings California Quality Fund, Inc. (“MUC”), BlackRock MuniHoldings New Jersey Quality Fund, Inc. (“MUJ”), BlackRock MuniYield Investment Quality Fund (“MFT”), BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”), BlackRock MuniYield New Jersey Quality Fund, Inc. (“MJI”) and BlackRock MuniYield Pennsylvania Quality Fund (“MPA”) (collectively, the “Funds” or individually a “Fund”), are registered under the Investment Company Act of 1940, as non-diversified, closed-end management investment companies. MUC, MUJ, MIY and MJI are organized as Maryland corporations. MFT and MPA are organized as a Massachusetts business trusts. The Boards of Directors and the Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors.” The Funds determine, and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds’ would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate deem relevant consistent with the principals of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., TOBs and financial futures contracts), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and

56	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements (continued)

distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended July 31, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Fund(s) until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro-rated to the Funds are allocated daily based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB

ANNUAL REPORT	JULY 31, 2013	57

Notes to Financial Statements (continued)

Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended July 31, 2013, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Fund typically invests the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Fund’s payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any,) of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably in proportion to their participation. The recourse TOB Trusts, if any, are identified in the Schedules of Investments.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At July 31, 2013, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MUC	$345,171,585	$172,315,932	0.06% - 0.14%
MUJ	$67,505,340	$38,231,115	0.06% - 0.31%
MFT	$51,101,606	$28,191,767	0.06% - 0.36%
MIY	$62,498,453	$34,875,787	0.01% - 0.19%
MJI	$35,680,109	$20,544,993	0.06% - 0.31%
MPA	$94,999,500	$53,009,902	0.06% - 0.18%

For the year ended July 31, 2013, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUC	$192,763,005	0.66%
MUJ	$33,443,238	0.70%
MFT	$34,713,303	0.75%
MIY	$30,310,780	0.65%
MJI	$16,547,305	0.72%
MPA	$53,359,217	0.70%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments

58	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements (continued)

are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended July 31, 2013
	Net Realized Gain From
	MUC	MUJ	MFT	MIY	MJI
Interest rate contracts:
Financial futures contracts	$1,070,036	$516,911	$465,199	$161,139	$220,307

For the year ended July 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUC	MUJ	MFT	MIY	MJI
Financial futures contracts:
Average number of contracts sold	150	43	32	23	18
Average notional value of contracts sold	$19,900,000	$5,667,773	$4,200,820	$3,000,586	$2,333,789

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right to offset against a clearing broker or clearinghouse in the event of default (including the bankruptcy or insolvency) of the clearing broker or clearing house. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall with be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

MUC	0.55%
MUJ	0.55%
MFT	0.50%
MIY	0.50%
MJI	0.50%
MPA	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended July 31, 2013, the amounts waived were as follows:

MUC	$13,773
MUJ	$10,352
MFT	$1,381
MIY	$1,551
MJI	$4,081
MPA	$979

The Manager for MUC and MUJ voluntarily agreed to waive its investment advisory fee on the proceeds of Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by Manager in the Statements of Operations. For the year ended July 31, 2013 the waivers were:

MUC	$485,864
MUJ	$106,505

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The

ANNUAL REPORT	JULY 31, 2013	59

Notes to Financial Statements (continued)

Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors, of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended July 31, 2013, the sale transactions from an affiliated fund in the compliance with Rule 17a-7 under the 1940 Act for MFT was $520,596.

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the year ended July 31, 2013, were as follows:

	Purchases	Sales
MUC	$373,254,478	$388,491,012
MUJ	$58,285,487	$52,428,363
MFT	$113,465,373	$123,001,703
MIY	$86,658,264	$78,421,505
MJI	$28,071,360	$24,891,520
MPA	$23,348,983	$23,405,692

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2013 attributable to amortization methods on fixed income securities, non-deductible expenses, the reclassification of distributions, distributions received from a regulated investment company, the sale of bonds received from tender option bond trusts and the expiration of capital loss carryforwards were reclassified to the following accounts:

	MUC	MUJ	MFT	MIY	MJI	MPA
Paid-in capital	$(108,045)	$(12,041)	$(50,769)	$(9,493)	$(8,147)	$(25,420)
Undistributed net investment income	$(458,540)	$12,041	$48,731	$(24,992)	$9,046	$(32,550)
Accumulated net realized loss	$566,585	—	$2,038	$34,485	$(899)	$57,970

The tax character of distributions paid during the fiscal years ended July 31, 2013 and July 31, 2012 was as follows:

		MUC	MUJ	MFT	MIY	MJI	MPA
Tax-exempt income[1]	7/31/13	$41,098,361	$19,503,101	$7,857,658	$18,306,103	$7,934,464	$10,932,517
	7/31/12	39,519,465	19,481,893	7,724,228	17,273,886	7,859,621	10,752,708
Ordinary income[2]	7/31/13	1,849	—	—	3,619	121,948	—
	7/31/12	—	—	—	285,451	280,292	—
Long-term capital gains[3]	7/31/13	—	—	—	—	203,299	—
	7/31/12	—	—	—	—	—	—

Total	7/31/13	$41,100,210	$19,503,101	$7,857,658	$18,309,722	$8,259,711	$10,932,517

	7/31/12	$39,519,465	$19,481,893	$7,724,228	$17,559,337	$8,139,913	$10,752,708

[1]	The Funds designate these amounts paid during the fiscal year ended July 31, 2013, as exempt-interest dividends.
[2]

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term capital dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

[3]	The Funds designate these amounts paid during the fiscal year ended July 31, 2013 as capital gain dividends.

As of July 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

	MUC	MUJ	MFT	MIY	MJI	MPA
Undistributed tax-exempt income	$8,809,267	$4,689,925	$1,893,364	$3,001,935	$2,371,989	$1,811,710
Undistributed ordinary income	4,953	—	—	20,157	38,633	—
Undistributed long-term capital gains	—	110,815	—	—	—	—
Capital loss carryforwards	(6,504,940)	—	(4,665,782)	(3,433,021)	—	(2,011,179)
Net unrealized gains (losses)[4]	8,307,642	5,137,581	2,330,072	(2,594,182)	(297,285)	(1,697,219)
Qualified late-year losses[5]	(1,466,915)	—	(2,334,741)	—	(395,725)	—

Total	$9,150,007	$9,938,321	$(2,777,087)	$(3,005,111)	$1,717,612	$(1,896,688)

[4]

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the tax deferral on straddles, amortization and accretion methods of premiums and discounts on fixed income securities, treatment of residual interests in tender option bond trusts and the deferral of compensation to directors.

[5]	The Funds have elected to defer certain late-year losses and recognize such losses in the year ending July 31, 2014.

60	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements (continued)

As of July 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUC	MFT	MIY	MPA
2016	—	—	$1,401,889	—
2017	$6,504,940	—	2,031,132	$1,066,968
2018	—	$4,665,782	—	893,908
2019	—	—	—	50,303

Total	$6,504,940	$4,665,782	$3,433,021	$2,011,179

During the year ended July 31, 2013, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

MUC	$5,674,880
MUJ	$572,204
MFT	$3,046,847
MIY	$287,925
MPA	$216,508

As of July 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	MUC	MUJ	MFT	MIY	MJI	MPA
Tax cost	$825,762,041	$473,675,645	$175,704,836	$399,933,664	$190,564,824	$233,156,920

Gross unrealized appreciation	$28,537,358	$17,388,722	$7,175,310	$13,849,581	$6,151,271	$5,507,121
Gross unrealized depreciation	(20,004,777)	(12,251,140)	(4,843,243)	(15,780,520)	(6,431,602)	(7,204,340)

Net unrealized appreciation (depreciation)	$8,532,581	$5,137,582	$2,332,067	$(1,930,939)	$(280,331)	$(1,697,219)

8. Concentration, Market and Credit Risk:

MUC, MUJ, MIY, MJI, and MPA invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or US territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of July 31, 2013, MUC, MFT, MIY and MPA invested a significant portion of their assets in securities in the county/city/special district/school district sector. MUJ and MJI invested a significant portion of their assets in the state and transportation sectors. MFT invested a significant portion of its assets in the transportation sector. MUC and MFT also invested a significant portion of their assets in the utilities sector. Changes in economic conditions affecting the county/city/special district/school district, state, transportation, and utilities sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

9. Capital Share Transactions:

MFT and MPA are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. MFT and MPA are authorized to issue 1 million Preferred Shares, including AMPS, par value $0.05 per share. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares, including AMPS, without approval of Common Shareholders.

MUC, MUJ, MIY and MJI are authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares, including AMPS, without approval of Common Shareholders.

ANNUAL REPORT	JULY 31, 2013	61

Notes to Financial Statements (continued)

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended July 31, 2013	Year Ended July 31, 2012
MUC	111,790	16,235
MUJ	29,853	18,274
MFT	5,789	3,674
MIY	29,750	12,858
MJI	28,723	24,433
MPA	3,912	14,218

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Fund’s Common Shares or the repurchase of the Fund’s Common Shares if the Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MUJ, MIY, MJI and MPA (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of the year ended July 31, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUJ	6/30/11	1,727	$172,700,000	7/01/41
MIY	4/21/11	1,446	$144,600,000	5/01/41
MJI	6/30/11	644	$64,400,000	7/01/41
MPA	5/19/11	663	$66,300,000	6/01/41

The VRDP Funds entered into a fee agreement with the liquidity provider that may require an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MUJ and MJI and its respective liquidity provider is for a 364 day term and expired on June 26, 2013. MUJ and MJI renewed its respective fee agreement for an additional 364 days.

The fee agreement between MUJ, MIY, MJI and MPA and the liquidity provider are scheduled to expire, unless renewed or terminated in advance, as follows:

Date
MUJ	6/25/14
MIY	7/09/15
MJI	6/25/14
MPA	7/09/15

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds is required to begin to segregate liquid assets with the VRDP Fund’s custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of the VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of VRDP Shares prior to the initial termination date of the fee agreement, the VRDP Funds must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In

62	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements (continued)

the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2013 the VRDP Shares were assigned a long-term rating of Aa2 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of July 31, 2013 the short-term ratings of the liquidity provider and the VRDP Shares for MUJ and MJI were P-2, F1 and A1 as rated by Moody’s, Fitch and S&P respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares for MIY and MPA were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value which approximates fair value of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of the remarketable VRDP Shares that were tendered for remarketing during the year ended July 31, 2013 were successfully remarketed.

The annualized dividend rates for the VRDP Shares for the year ended July 31, 2013 were as follows:

Rate
MUJ	0.34%
MIY	1.08%
MJI	0.36%
MPA	1.08%

On June 21, 2012, MIY and MPA announced a special rate period for a three-year term ending June 24, 2015 with respect to their VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP Shares are still subject to mandatory redemption by MIY and MPA on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MIY and MPA are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MIY and MPA will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association “SIFMA” Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If MIY or MPA redeem the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium (up to 3% of the liquidation preference) payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and MIY and MPA may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

VRDP Shares issued and outstanding remained constant for the year ended July 31, 2013.

VMTP Shares

MUC and MFT (collectively, the “VMTP Funds”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of year ended July 31, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MUC	3/22/12	2,540	$254,000,000	4/01/15
MFT	12/16/11	565	$56,500,000	1/02/15

Each VMTP Fund is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Fund’s VMTP Shares will be extended or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

ANNUAL REPORT	JULY 31, 2013	63

Notes to Financial Statements (continued)

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Fund redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Fund may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2013 the VMTP Shares were assigned a long-term rating of Aa1 and Aa2 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the year ended July 31, 2013 were as follows:

Rate
MUC	1.13%
MFT	1.13%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the year ended July 31, 2013.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

AMPS

The AMPS were redeemable at the option of MUC and MFT, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS were also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in each Fund’s Articles Supplementary /Certification of Designation were not satisfied.

From February 13, 2008, to redemption date listed below, the AMPS of the Funds failed to clear any of their auctions. A failed auction is not an event of default for the Funds but it had a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a fund’s AMPS than buyers.

As of July 31, 2013, the Funds did not have any AMPS outstanding.

During the year ended July 31, 2012, MUC and MFT announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MUC	A	4/17/12	1,251	$31,275,000
	B	4/16/12	2,527	$63,175,000
	C	4/13/12	2,084	$52,100,000
	D	4/12/12	1,928	$48,200,000
	E	4/18/12	2,370	$59,250,000
MFT	A	1/10/12	1,884	$47,100,000
	B	1/05/12	377	$9,425,000

MUC and MFT financed the AMPS redemptions with the proceeds received from the issuance of VMTP Shares as follows:

MUC	$254,000,000
MFT	$56,500,000

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted.

Each Fund paid a net investment income dividend on September 3, 2013 to Common Shareholders of record on August 15, 2013 as follows:

Common Dividend Per Share
MUC	$0.0715
MUJ	$0.0740
MFT	$0.0710
MIY	$0.0765
MJI	$0.0740
MPA	$0.0740

64	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements (concluded)

Additionally, the Funds declared a net investment income dividend on September 3, 2013 payable to Common Shareholders of record on September 16, 2013 for the same amounts as noted above.

The dividends declared on Preferred Shares for the period August 1, 2013 to August 31, 2013 were as follows:

	Series	Dividends Declared
MUC VMTP Shares	W-7	$227,695
MUJ VRDP Shares	W-7	$40,833
MFT VMTP Shares	W-7	$50,649
MIY VRDP Shares	W-7	$131,487
MJI VRDP Shares	W-7	$15,227
MPA VRDP Shares	W-7	$60,288

ANNUAL REPORT	JULY 31, 2013	65

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

BlackRock MuniHoldings California Quality Fund, Inc.,

BlackRock MuniHoldings New Jersey Quality Fund, Inc.,

BlackRock MuniYield Michigan Quality Fund, Inc., and

BlackRock MuniYield New Jersey Quality Fund, Inc.

and to the Shareholders and Board of Trustees of

BlackRock MuniYield Investment Quality Fund and

BlackRock MuniYield Pennsylvania Quality Fund:

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings California Quality Fund, Inc., BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Investment Quality Fund, BlackRock MuniYield Michigan Quality Fund, Inc., BlackRock MuniYield New Jersey Quality Fund, Inc., and BlackRock MuniYield Pennsylvania Quality Fund (collectively, the “Funds”), including the schedules of investments, as of July 31, 2013, and the related statements of operations and the statements of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniHoldings California Quality Fund, Inc., BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Investment Quality Fund, BlackRock MuniYield Michigan Quality Fund, Inc., BlackRock MuniYield New Jersey Quality Fund, Inc., and BlackRock MuniYield Pennsylvania Quality Fund as of July 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 25, 2013

66	ANNUAL REPORT	JULY 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees, as applicable, (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniHoldings California Quality Fund, Inc. (“MUC”), BlackRock MuniHoldings New Jersey Quality Fund, Inc. (“MUJ”), BlackRock MuniYield Investment Quality Fund (“MFT”), BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”), BlackRock MuniYield New Jersey Quality Fund, Inc. (“MJI”) and BlackRock MuniYield Pennsylvania Quality Fund (“MPA” and together with MUC, MUJ, MFT, MIY and MJI, each a “Fund,” and, collectively, the “Funds”) met in person on April 18, 2013 (the “April Meeting”) and June 4-5, 2013 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Investment Management, LLC (the “Sub-Advisor”), and its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Boards further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Funds by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

The Board of each Trust considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, the Funds have redeemed 100% of their outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as compared with a

ANNUAL REPORT	JULY 31, 2013	67

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable) and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Funds. In preparation for the April Meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Lipper category and the customized peer group selected by BlackRock.

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

68	ANNUAL REPORT	JULY 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of each of MUC, MFT and MIY noted that its respective Fund ranked in the second quartile against its Customized Lipper Peer Group Composite for each of the one-, three- and five-year periods reported. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MUC, MFT and MIY in that it measures a blend of total return and yield.

The Board of MUJ noted that MUJ ranked in the fourth, fourth and second quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MUJ in that it measures a blend of total return and yield.

The Board of MJI noted that MJI ranked in the fourth, third and second quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MJI in that it measures a blend of total return and yield.

The Board of each of MUJ and MJI and BlackRock reviewed and discussed the reasons for their respective Fund’s underperformance during the one- and three-year periods compared to the Fund’s Customized Lipper Peer Group Composite. The Board of each of MUJ and MJI was informed that, among other things, the most significant factor impacting their respective Fund’s performance compared to the Fund’s Customized Lipper Peer Group Composite is its below average yield. The single largest issue confronting MUJ and MJI in the performance time period and in the near-term is the dearth of New Jersey specific municipal bonds, especially diversified new issuance. In the performance periods under discussion, this prevented a more aggressive posture from being implemented, but more importantly, this inhibited MUJ and MJI from increasing its respective leverage to use to enhance MUJ’s and MJI’s yields. When compared to other states represented in the Customized Lipper Peer Group Composite, New Jersey has a relatively smaller amount of issuers eligible to use for leveraging.

The Board of MPA noted that MPA ranked in the third, third and fourth quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MPA in that it measures a blend of total return and yield. The Board of MPA and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared to its Customized Lipper Peer Group Composite. MPA’s Board was informed that, among other things, duration and security selection were detractors from Fund performance. MPA maintained a negative duration gap at a time when municipal asset prices continued to rally. Security selection reflects a negative attribute due to MPA’s higher quality bias during a period where investor appetite for yield drove demand for lower rated securities that resulted in tighter credit spreads. MPA used US Treasury financial futures contracts to hedge against rising interest rates. These positions had a modestly negative impact on performance as interest rates declined over the period.

The Boards of MUJ, MJI and MPA and BlackRock also discussed BlackRock’s strategy for improving the performance of MUJ, MJI and MPA and BlackRock’s commitment to providing the resources necessary to assist the Funds’ portfolio managers and to improve the Funds’ performance.

The Boards noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2012 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to

ANNUAL REPORT	JULY 31, 2013	69

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of MUC, MUJ, MFT, MIY, MJI and MPA noted that its respective Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

70	ANNUAL REPORT	JULY 31, 2013

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”) . If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MPA that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUC, MUJ, MFT, MIY and MJI that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT	JULY 31, 2013	71

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	94 RICs consisting of 90 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	94 RICs consisting of 90 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.	94 RICs consisting of 90 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	94 RICs consisting of 90 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	94 RICs consisting of 90 Portfolios	The McClatchy Company (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	94 RICs consisting of 90 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	94 RICs consisting of 90 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	94 RICs consisting of 90 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

72	ANNUAL REPORT	JULY 31, 2013

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	98 RICs consisting of 94 Portfolios	None

[1]   Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. In 2011, 2012 and 2013, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Flynn and in 2013, the Board unanimously approved extending the retirement age for Kathleen F. Feldstein, in each case, by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75 and Ms. Feldstein can serve until December 31 of the year in which she turns 73. Mr. Flynn and Ms. Feldstein turn 75 and 73, respectively, in 2014.

[2]   Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 282 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 282 Portfolios.	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof.

ANNUAL REPORT	JULY 31, 2013	73

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]	Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] Officers of the Funds serve at the pleasure of the Board.
[2] Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

74	ANNUAL REPORT	JULY 31, 2013

Officers and Directors (concluded)

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians State Street Bank and Trust Company[1] Boston, MA 02110 The Bank of New York Mellon[2] New York, NY 10286	Transfer Agent Common Shares: Computershare Trust Company, N.A. Canton, MA 02021	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036
Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540		VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809
VRDP Liquidity Providers Citibank, N.A.[3] New York, NY 10179 Bank of America, N.A.[4] New York, NY 10036

[1] For MPA. [2] For MUC, MUJ, MFT, MIY and MJI. [3] For MIY and MPA. [4] For MUJ and MJI.		VRDP Remarketing Agents Citigroup Global Markets Inc.[3] New York, NY 10179 Merrill Lynch, Pierce, Fenner & Smith Incorporated[4] New York, NY 10036

ANNUAL REPORT	JULY 31, 2013	75

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2013 for shareholders of record on June 3, 2013 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	31,685,048	1,673,245	0	31,749,944	1,608,349	0	31,799,418	1,558,875	0
MUJ	17,825,148	615,024	0	17,819,584	620,588	0	17,832,813	607,359	0
MFT	7,233,909	161,622	0	7,214,859	180,672	0	7,233,909	161,622	0
MJI	6,979,376	163,681	0	6,972,105	170,952	0	6,970,546	172,511	0
MPA	9,441,486	477,439	0	9,373,580	545,345	0	9,364,522	554,403	0
MIY	13,165,545	483,887	0	13,148,400	501,032	0	13,149,855	499,577	0
	Frank J. Fabozzi¹			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	2,540	0	0	31,687,012	1,671,281	0	31,839,248	1,519,045	0
MUJ	1,057	0	0	17,313,374	1,126,798	0	17,545,185	894,987	0
MFT	565	0	0	7,188,525	207,006	0	7,232,474	163,057	0
MJI	644	0	0	6,968,618	174,439	0	6,970,550	172,507	0
MPA	663	0	0	9,334,934	583,991	0	9,336,144	582,781	0
MIY	1,446	0	0	13,133,836	515,596	0	13,136,367	513,065	0
	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	31,572,629	1,785,664	0	31,873,099	1,485,194	0	31,674,685	1,683,608	0
MUJ	17,794,916	645,256	0	17,840,708	599,464	0	17,824,293	615,879	0
MFT	7,218,884	176,647	0	7,217,630	177,901	0	7,158,480	237,051	0
MJI	6,971,445	171,612	0	6,972,088	170,969	0	6,971,078	171,979	0
MPA	9,373,078	545,847	0	9,374,621	544,304	0	9,420,725	498,200	0
MIY	13,153,567	495,865	0	13,140,360	509,072	0	12,993,544	655,888	0
	W. Carl Kester¹			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	2,540	0	0	31,783,609	1,574,684	0
MUJ	1,057	0	0	17,795,727	644,445	0
MFT	565	0	0	7,224,425	171,106	0
MJI	644	0	0	6,970,704	172,353	0
MPA	663	0	0	9,401,905	517,020	0
MIY	1,446	0	0	13,162,152	487,280	0

[1]	Voted on by holders of Preferred Shares only.

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

76	ANNUAL REPORT	JULY 31, 2013

Additional Information (continued)

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if a fund markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect to each Fund.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-sites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

ANNUAL REPORT	JULY 31, 2013	77

Additional Information (concluded)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

78	ANNUAL REPORT	JULY 31, 2013

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MHMYINS6-7/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4	– Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	$32,563	$32,300	$0	$0	$14,100	$13,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	$14,100	$13,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2013.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Kalinoski, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2011, 2006 and 2006, respectively.

Portfolio Manager	Biography
Michael Kalinoski	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of July 31, 2013:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	63	0	0	0	0	0
	$23.59 Billion	$0	$0	$0	$0	$0
Michael Kalinoski	11	0	0	0	0	0
	$5.51 Billion	$0	$0	$0	$0	$0
Walter O’Connor	63	0	0	0	0	0
	$23.59 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of the Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2013:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.

Generally, portfolio managers receive base compensation based on their position with BlackRock, Inc.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Theodore R. Jaeckel, Jr.	A combination of peer based fund classifications or subsets thereof (e.g., Lipper Intermediate Debt Funds classification, Lipper NJ Municipal Debt Funds classification, Lipper Closed-End General Bond Fund classification, subset of Lipper Closed-End High Quality/Insured Muni Debt Leveraged Fund classification, subset of Lipper Closed-End Other Single State High Quality/Insured Muni Fund classification).
Michael Kalinoski	A combination of peer based fund classifications or subsets thereof (e.g., Lipper Closed-End General Bond Fund classification, a subset of Lipper Closed-End High Quality/Insured Muni Debt Leveraged Fund classification, a subset of Lipper Closed-End CPG Other Single State High Quality/Insured Muni Fund classification).

Walter O’Connor	A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2013.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Date:	October 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Date:	October 2, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Date:	October 2, 2013